As filed with the Securities and Exchange Commission on April 25, 2016

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment
No. __	☐
Post-Effective Amendment
No. __	☐

(Check appropriate box or boxes)

Mercer Funds

(Exact Name of Registrant as Specified in Charter)

99 High Street

Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (617) 747-9500

Scott M. Zoltowski, Esq.

Mercer Investment Management, Inc.

99 High Street

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

Copy to: Patrick W. D. Turley, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006 (202) 261-3300

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on May 25, 2016 pursuant to Rule 488.

No filing fee is due because an indefinite number of shares of beneficial interest have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

mercer FUNDS

Mercer US Large Cap Value Equity Fund

99 High Street

Boston, Massachusetts 02110

May [  ], 2016

Dear Shareholder:

The Board of Trustees (the “Board”) of the Mercer Funds (the “Trust”) has recently approved an Agreement and Plan of Reorganization relating to your fund, the Mercer US Large Cap Value Equity Fund, a series of the Trust (the “Acquired Fund”). Under the Agreement and Plan of Reorganization, the Acquired Fund would be combined with the Mercer US Large Cap Growth Equity Fund (the “Acquiring Fund”), another series of the Trust, in a tax-free reorganization (the “Reorganization”).

In addition, the Board also approved a repositioning of the Acquiring Fund (as described further below), which is designed to combine certain aspects of the strategies and investment management activities of the Acquired Fund and the Acquiring Fund (the “Acquiring Fund Repositioning”), which will be implemented immediately upon the closing of the Reorganization.

The Board unanimously approved the Reorganization of the Acquired Fund with and into the Acquiring Fund after considering the recommendation of Mercer Investment Management, Inc. (the “Advisor”), the investment advisor to both Funds, and concluding that the Reorganization would be in the best interests of the Acquired Fund and its shareholders. The Reorganization is expected to occur on or about June 30, 2016. Upon completion of the Reorganization, you will become a shareholder of the Acquiring Fund, and you will receive Class Y-3 shares of the Acquiring Fund equal in value to your Class Y-3 shares of the Acquired Fund on the closing date of the transaction. The Reorganization is expected to be tax-free to you for Federal income tax purposes, and no commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

The Reorganization is intended to correspond with the planned Acquiring Fund Repositioning, which is expected to occur on or about July 1, 2016, and which involves, among other things: (i) the implementation of new principal investment strategies for the Repositioned Acquiring Fund in order to reflect a “core equity” investment approach in replacement of its current “growth equity” investment approach; (ii) changing the Acquiring Fund’s name from Mercer US Large Cap Growth Equity Fund to Mercer US Large Cap Equity Fund (the “Repositioned Acquiring Fund”); (iii) the termination of the current subadvisory agreement between the Advisor, on behalf of the Acquiring Fund, and Sands Capital Management, LLC, an existing subadvisor to the Acquiring Fund; and (iv) the retention of Brandywine Global Investment Management, LLC and O’Shaughnessy Asset Management, LLC, two of the existing subadvisors to the Acquired Fund, and the appointment of AJO, LP as new Subadvisors to the Repositioned Acquiring Fund, all of which is described in greater detail in the accompanying Information Statement/Prospectus.

Neither the Reorganization nor the Acquiring Fund Repositioning require shareholder approval, and you are not being asked to vote on their approval. We do, however, ask that you carefully review the enclosed Information Statement/Prospectus, which contains important information about the Funds, the Reorganization and the Acquiring Fund Repositioning.

If you have any questions, please call us toll-free at 1-888-887-0619 between 8:30 a.m. and 7:00 p.m., Eastern time, Monday through Friday.

Sincerely,

Richard L. Nuzum, CFA

Trustee, President and Chief Executive Officer

Mercer Funds

THE INFORMATION IN THIS INFORMATION STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS INFORMATION STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED

Subject to Completion

Dated: April 25, 2016

INFORMATION STATEMENT/PROSPECTUS

May [  ], 2016

INFORMATION STATEMENT FOR:

Mercer US Large Cap Value Equity Fund

99 High Street

Boston, Massachusetts 02110

(888) 887-0619

PROSPECTUS FOR:

Mercer US Large Cap Growth Equity Fund

(to be renamed Mercer US Large Cap Equity Fund)

99 High Street

Boston, Massachusetts 02110

(888) 887-0619

INTRODUCTION

This combined Information Statement and Prospectus (“Information Statement/Prospectus”) is being furnished in connection with: (i) the upcoming reorganization (the “Reorganization”) of the Mercer US Large Cap Value Equity Fund (the “Acquired Fund”), a series of the Mercer Funds, a Delaware statutory trust (the “Trust”), with and into the Mercer US Large Cap Growth Equity Fund, another series of the Trust (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”); and (ii) the planned repositioning of the Acquiring Fund (the “Acquiring Fund Repositioning”), which involves certain subadvisor appointments and terminations with respect to each of the Funds, consisting of: (i) the implementation of new principal investment strategies for the Acquiring Fund which reflect a “core equity” investment approach, and (ii) changing the Acquiring Fund’s name from Mercer US Large Cap Growth Equity Fund to Mercer US Large Cap Equity Fund (the “Repositioned Acquiring Fund”).

This Information Statement/Prospectus is being provided to shareholders of the Acquired Fund to inform you of the pending Reorganization and to provide you with information concerning the Acquiring Fund, as well as information concerning the Repositioned Acquiring Fund. Because shareholders of the Acquired Fund will ultimately hold shares of the Repositioned Acquiring Fund which they will receive immediately following the closing of the Reorganization, this Information Statement/Prospectus also serves as a Prospectus for the Repositioned Acquiring Fund.

This Information Statement/Prospectus is for informational purposes only and you do not need to do anything in response to receiving it. We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.

This Information Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information about the Acquiring Fund that a shareholder should know before investing. A Statement of Additional Information (the “SAI”) relating to this Information Statement/Prospectus dated May [ ], 2016, containing additional information about the Reorganization and the Funds, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. You may receive a copy of the SAI without charge by contacting the Funds at 99 High Street, Boston, Massachusetts, or calling toll free 1-888-887-0619.

For more information regarding the Acquiring Fund, see the Prospectus and SAI for the Acquiring Fund dated July 31, 2015, which have been filed with the SEC and which are incorporated herein by reference. The annual report of each of the Funds for the fiscal year ended March 31, 2015, and the semi-annual report of each of the Funds for the six-month period ended September 30, 2015, which highlight certain important information such as investment results and financial information for the Funds, and which have been filed with the SEC, are incorporated herein by reference. You may receive copies of each of the Prospectuses, SAIs and shareholder reports mentioned above without charge by contacting the Funds directly at 1-888-887-0619 or visiting the Trust’s Web site, www.mercer.us/mutual-funds-on-offer.

You also can copy and review information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090 or 1-800-SEC-0330. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-0102.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS INFORMATION STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SUMMARY

This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Information Statement/Prospectus and in the Agreement and Plan of Reorganization, a form of which is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus carefully. For more complete information, please read each Fund’s Prospectus and the Prospectus for the Repositioned Acquiring Fund.

The Reorganization

The Board of Trustees of Mercer Funds (the “Trust”) has approved the Agreement and Plan of Reorganization, which provides for the following:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund;
•	the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;
•	the distribution of Acquiring Fund shares of beneficial interest to the shareholders of the Acquired Fund; and
•	the complete termination and liquidation of the Acquired Fund.

The Agreement and Plan of Reorganization is not subject to approval by shareholders of the Acquired Fund. The Reorganization is scheduled to be effective upon the close of business on June 30, 2016, or on a later date as the parties may agree (the “Closing Date”). As a result of the Reorganization, each shareholder of the Acquired Fund will become the owner of the number of full and fractional Class Y-3 shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shareholder’s Class Y-3 shares of the Acquired Fund as of the close of business on the Closing Date. See “INFORMATION ABOUT THE REORGANIZATION,” below. It is expected that the Reorganization will be a tax-free reorganization. See “INFORMATION ABOUT THE REORGANIZATION – Tax Considerations,” below.

Board Consideration of the Reorganization

For the reasons set forth below under “Reasons for the Reorganization and Board Considerations,” the Board of Trustees, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), (the “Independent Trustees”), has concluded that the Reorganization is in the best interests of the Acquired Fund and its shareholders, and that the interests of the Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board of Trustees has also approved the Reorganization on behalf of the Acquiring Fund and has concluded that the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization.

The Repositioning

The Board of Trustees of the Trust has also approved the Repositioning, which involves, among other things:

•	the implementation of new principal investment strategies for the Repositioned Acquiring Fund which reflect a “core equity” investment approach.
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•	changing the Acquiring Fund’s name from Mercer US Large Cap Growth Equity Fund to Mercer US Large Cap Equity Fund;

•	the termination of the subadvisory agreement between Mercer Investment Management, Inc., on behalf of the Acquiring Fund, and Sands Capital Management, LLC, an existing subadvisor to the Acquiring Fund; and
•	the retention of Brandywine Global Investment Management, LLC and O’Shaughnessy Asset Management, LLC, two of the existing subadvisors to the Acquired Fund, and the appointment of a new firm, AJO, LP as new Subadvisors to the Acquiring Fund.

The Repositioning is scheduled to be effective upon the opening of business on July 1, 2016, which is the first business day immediately following the closing of the Reorganization, and, as a result, shareholders of the Acquired Fund will be subject solely to the investment strategies of the Repositioned Acquiring Fund and not of the Acquiring Fund. See “INFORMATION ABOUT THE REPOSITIONING,” below.

The Trust

Both Funds are series of the Trust, an open-end management investment company organized as a Delaware statutory trust. The Trust offers redeemable shares in different classes and series. Both the Acquiring Fund and the Acquired Fund commenced investment operations on August 15, 2005. Both Funds have registered and are authorized to offer interests in four classes of shares: Class S, Class Y-1, Class Y-2 and Class Y-3. The principal difference between the classes of shares is the level of shareholder service, marketing and administrative fees borne by the classes. As of the date of this Information Statement/Prospectus, only the Class Y-3 shares of the Funds had commenced operations.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

This section will help you compare the investment objectives and principal investment strategies of the Acquired Fund and the Repositioned Acquiring Fund.

Investment Objectives and Principal Investment Strategies

Both the Acquired Fund and the Repositioned Acquiring Fund have the same investment objective: to provide long-term total return, which includes capital appreciation and income.

While the principal investment strategies of the Acquired Fund and the principal investment strategies proposed for use by the Repositioned Acquiring Fund are similar, there are certain differences, as discussed below. Each Fund invests primarily in equity securities issued by large capitalization U.S. companies.

Set forth below is a side-by-side comparison of the investment objectives and principal investment strategies of each of the Funds.

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	The Acquired Fund	The Repositioned Acquiring Fund
Investment Objective	The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.	The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by large capitalization U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “large capitalization U.S. companies” to be U.S. companies, at the time of investment, whose market capitalizations exceed the market capitalization of the smallest company included in the Russell 1000® Value Index, as measured at the end of the preceding month (as of June 30, 2015, $78.6 million). Generally, the Fund invests in stocks that appear to be undervalued based on the stocks’ intrinsic values relative to their current market prices. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

The Fund invests principally in equity securities (such as common stock) issued by large capitalization U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “large capitalization U.S. companies” to be U.S. companies, at the time of investment, whose market capitalizations exceed the market capitalization of the smallest company included in the Russell 1000® Index, as measured at the end of the preceding month (as of June 30, 2015, $36.8 million). The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Investment Adviser	Mercer Investment Management, Inc.	Mercer Investment Management, Inc.

Sub-Advisers

Brandywine Global Investment Management, LLC

O’Shaughnessy Asset Management, LLC

Parametric Portfolio Associates LLC

Robeco Investment Management, Inc., d/b/a Boston Partners

The Boston Company Asset Management, LLC

Brandywine Global Investment Management, LLC O’Shaughnessy Asset Management, LLC Parametric Portfolio Associates LLC Columbia Management Investment Advisers, LLC HS Management Partners, LLC AJO, LP
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COMPARISON OF FEES AND EXPENSES

The following discussion describes and compares the fees and expenses of the Funds. The Annual Fund Operating Expenses and Example tables shown below are based on actual expenses incurred for the fiscal year ended March 31, 2015 for both Funds. Pro forma numbers are as of September 30, 2015 and are estimated in good faith.

Fees and Expenses

Shareholder Transaction Fees (fees paid directly from your investment)	Acquired Fund – Class Y-3 Shares(1)	Acquiring Fund – Class Y-3 Shares(2)	Repositioned Acquiring Fund – Class Y-3 Shares Pro Forma
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%	0.55%	0.53%(1)
Distribution and/or service (12b-1) Fees	None	None	None
Other Expenses(2)	0.09%	0.08%	0.07%
Acquired Fund Fees and Expenses	None	None	None
Total Annual Fund Operating Expenses	0.62%	0.63%	0.60%

1	In connection with the Reorganization, effective as of the closing date of the Reorganization, Mercer Investment Management, Inc. has reduced the Management Fees applicable to the Repositioned Acquiring Fund from (i) 0.55% on the first $750 million of Fund assets and 0.53% on all assets in excess of $750 million; to (ii) 0.53% on the first $750 million of Fund assets and 0.51% on all assets in excess of $750 million.

2	“Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses.

The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization and the Repositioning for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The examples also assume that your investment has a 5% return each year, that all distributions are reinvested and that each Fund’s operating expenses remain the same. Your actual costs may be higher or lower than those presented.

Fund	1 year	3 years	5 years	10 years
Acquired Fund
Class Y-3 Shares	$63	$199	$346	$774

Acquiring Fund
Class Y-3 Shares	$64	$202	$351	$786

Pro Forma Combined (Repositioned Acquiring Fund)
Class Y-3 Shares	$61	$192	$335	$750

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COMPARISON OF SALES LOAD, DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

As of the date of this Information Statement/Prospectus, only the Class Y-3 shares of the Funds had commenced operations. Class Y-3 shares have the same class-specific features with respect to each Fund. Class Y-3 shares are sold at NAV without any sales charge being imposed.

COMPARISON OF PURCHASE, REDEMPTION AND EXCHANGE POLICIES AND PROCEDURES

The Funds have the same policies with respect to purchases, redemptions and exchanges by shareholders. More complete information regarding the Funds may be found in Exhibit B to this Information Statement/Prospectus.

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following summarizes and compares the principal risks of investing in the Funds. The fact that a risk is not listed as a principal risk does not necessarily mean that shareholders of that Fund are not subject to that risk. You may lose money on your investment in any Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in a Fund, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares.

Similar Risks of the Funds

The Acquired Fund and the Repositioned Acquiring Fund share the same fundamental investment restrictions. Because of the similarities between the investment objectives, strategies and limitations of the Acquired Fund and the investment objective, limitations and strategies of the Repositioned Acquiring Fund, the risks of investing in the Acquired Fund are similar to the risks of investing in the Repositioned Acquiring Fund. Risks that the Acquired Fund and the Repositioned Acquiring Fund share include the following:

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. Each Fund may invest in derivative instruments such as exchange-listed equity futures contracts. Derivatives are financial instruments, the values of which depend upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use exchange-listed equity futures contracts to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for a Fund to value accurately. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. Certain derivatives are subject to mandatory central clearing. Central clearing is intended to

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reduce counterparty credit risk and increase liquidity, but central clearing does not make derivatives transactions risk-free.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. U.S. and global stock markets have experienced periods of substantial price volatility in the past and may do so in the future.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by a Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing a Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause a Fund to not meet its investments objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to a Fund.

Market Risk. The value of the securities in which a Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which a Fund invests perform. The market as a whole may not favor the types of investments a Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in a Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Portfolio Turnover Risk. Depending on market and other conditions, a Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs and capital gains (which could increase taxes and, consequently, reduce returns).

Value Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Value stocks represent companies that tend to have lower than average price to earnings ratios and are therefore cheaper than average relative to the companies’ earnings. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by a subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns.

Distinct Risk of the Repositioned Acquiring Fund

Risk that the Repositioned Acquiring Fund is subject to that the Acquired Fund is not subject to is the following:

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Growth Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

COMPARISON OF PERFORMANCE

Set forth below is performance information for each of the Acquired Fund and the Acquiring Fund. The following performance information provides some indication of the risks of investing in each of the Funds. The bar charts below illustrate how each Fund’s total returns have varied from year to year. The tables below illustrate how each Fund’s average annual total return for the one-year, five-year and ten-year periods compares with a broad-based securities index. Each Fund’s past performance, before and after taxes, is not necessarily an indication of how such Fund will perform in the future. Updated performance is available on the Funds’ website at http://www.mercer.us/ services/investments/investment-opportunities/delegated-solutions/mutual-funds-on-offer.html.

Acquired Fund – Class Y-3 Shares

Calendar Year Total Returns

The Fund’s highest return for a quarter during the periods shown above was 16.39%, for the quarter ended September 30, 2009.

The Fund’s lowest return for a quarter during the periods shown above was -22.05%, for the quarter ended December 31, 2008.

Average Annual Total Returns For the Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Mercer US Large Cap Value Equity Fund – Class Y-3 Shares
Return Before Taxes	-5.83%	12.07%	4.57%
Return After Taxes on Distributions	-9.33%	10.12%	3.37%
Return After Taxes on Distributions and Sale of Fund Shares	-0.55%	9.62%	3.61%
Russell 1000® Value Index(1) (reflects no deduction for fees, expenses, or taxes)	-3.83%	11.27%	6.16%

(1)	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and cannot be invested in directly.
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After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Acquiring Fund – Class Y-3 Shares

Calendar Year Total Returns

The Fund’s highest return for a quarter during the periods shown above was 18.17%, for the quarter ended March 31, 2012.

The Fund’s lowest return for a quarter during the periods shown above was -23.66%, for the quarter ended December 31, 2008.

Average Annual Total Returns For the Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Mercer US Large Cap Growth Equity Fund – Class Y-3 Shares
Return Before Taxes	3.92%	11.85%	7.29%
Return After Taxes on Distributions	0.27%	8.16%	5.40%
Return After Taxes on Distributions and Sale of Fund Shares	4.15%	8.96%	5.65%
Russell 1000® Growth Index(1) (reflects no deduction for fees, expenses, or taxes)	5.67%	13.53%	8.53%
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(1)	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INFORMATION ABOUT THE REORGANIZATION

The Agreement and Plan of Reorganization

The terms and conditions under which the proposed Reorganization may be consummated are set forth in the Agreement and Plan of Reorganization. Significant provisions of the Agreement and Plan of Reorganization are summarized below, however, this summary is qualified in its entirety by reference to the form of the Agreement and Plan of Reorganization attached to this Information Statement/Prospectus as Exhibit A.

The Agreement and Plan of Reorganization provides for: (i) the transfer, as of the Closing Date, of all of the assets of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities; and (ii) the distribution of shares of the Acquiring Fund to shareholders of the Acquired Fund, as provided for in the Agreement and Plan of Reorganization. The Acquired Fund will then be terminated and liquidated.

After the Reorganization, each shareholder of the Acquired Fund will own Class Y-3 shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Class Y-3 shares in the Acquired Fund held by that shareholder as of the Closing Date.

The Acquiring Fund and the Acquired Fund have adopted the same valuation policies and procedures and therefore there are no differences between their respective valuation policies and procedures for purposes of valuing assets in each respective Fund.

Until the Closing Date, shareholders of the Acquired Fund will continue to be able to redeem or exchange their shares.

The obligations of the Funds under the Agreement and Plan of Reorganization are subject to various conditions, including receipt of an opinion from legal counsel that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. The Agreement and Plan of Reorganization may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Exhibit A to review the terms and conditions of the Agreement and Plan of Reorganization.

Reasons for the Reorganization and Board Considerations

The proposed Reorganization was presented to the Board of Trustees of the Trust for consideration at meetings held on December 7-8, 2015 and March 17-18, 2016. At each of these meetings, representatives of the Advisor provided, and the Board reviewed, information about the proposed Reorganization. For the reasons discussed below, the Trustees, including all of the Independent Trustees, determined that the Reorganization is in the best interests of both Funds and their shareholders and that the interests of the Funds and their shareholders would not be diluted as a result of the Reorganization. The Board took note of the fact that the Reorganization is being conducted in accordance

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with applicable rules under the 1940 Act that permit affiliated mutual funds to be reorganized without obtaining the vote of shareholders if certain conditions are met, and the Board considered that the relevant conditions were satisfied in connection with the Reorganization and that shareholders of the Acquired Fund would receive prior notice of the Reorganization.

Representatives of the Advisor had informed the Board of Trustees that they had determined that the Reorganization would be advisable and in the best interests of the Acquired Fund, the Acquiring Fund, and their shareholders because the primary purpose of the Reorganization is to combine two funds with similar investment strategies into a single fund.

The Board of Trustees of the Trust, in determining to approve the proposed Reorganization, considered a number of factors in connection with this decision. Among the factors considered by the Board were: (1) the terms of the proposed Reorganization, including the anticipated tax-free nature of the transaction for the Funds and their shareholders; (2) that the investment objectives and principal investment strategies of the Funds are similar, although the Repositioned Acquiring Fund will maintain a “core equity” investment approach; (3) the operating expense ratios of the Funds and the potential for lower operating expenses for the Funds as a result of the Reorganization; and (4) that neither the Funds nor their shareholders will bear any costs of the Reorganization because the Advisor has agreed to bear all of the costs of the transaction.

Tax Considerations

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Acquired Fund nor its shareholders, nor the Acquiring Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Agreement and Plan of Reorganization. As a non-waivable condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP, counsel to the Trust, to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, the Acquired Fund may pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carry forward). Such dividends will be included in the taxable income of the Acquired Fund shareholders.

In connection with the Reorganization, it is anticipated that the Acquired Fund will sell certain of its portfolio securities which are not intended to be retained by the Repositioned Acquiring Fund. The sales of these portfolio securities could, under certain circumstances, cause potentially adverse tax results for certain taxable investors because such sales could potentially result in the recognition of capital gains by the Acquired Fund, depending upon the specific circumstances of the portfolio security, which are then passed through to shareholders. If such securities had been sold on September 30, 2015, the sale of these portfolio securities by the Acquired Fund would have totaled approximately $182,191,342 (excluding brokerage costs), but would not have resulted in any capital gains for the Acquired Fund because the transactions would have resulted in net losses for the Acquired Fund. The brokerage costs estimated to be incurred with respect to the sale of these portfolio securities is approximately $60,579 (or approximately $0.0018 per share).

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At present, neither the Acquired Fund nor the Acquiring Fund have available any capital loss carryforwards.

You should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganization.

Expenses of the Reorganization

Mercer Investment Management is responsible for the expenses related to the Reorganization, other than brokerage costs incurred, and neither of the Funds will bear any of the costs or expenses incurred in connection with carrying out the Reorganization.

INFORMATION ABOUT THE ACQUIRING FUND REPOSITIONING

The Planned Fund Repositioning

At meetings held on December 7-8, 2015 and March 17-18, 2016, the Board considered various matters regarding the proposed Repositioning. Following their consideration of each of the matters presented, the Board, including a majority of the Independent Trustees, at the Advisor’s recommendation, approved the planned Repositioning of the Acquiring Fund, which will involve, among other things: (i) the implementation of new principal investment strategies for the Repositioned Acquiring Fund which reflect a “core equity” investment approach in replacement of its current “growth equity” investment approach; (ii) changing the Acquiring Fund’s name from Mercer US Large Cap Growth Equity Fund to Mercer US Large Cap Equity Fund; (iii) the termination of the subadvisory agreement between the Advisor, on behalf of the Acquiring Fund, and Sands Capital Management, LLC, an existing subadvisor to the Acquiring Fund; and (iv) the retention of Brandywine Global Investment Management, LLC and O’Shaughnessy Asset Management, LLC, two of the existing subadvisors to the Acquired Fund, and the appointment of AJO, LP as new Subadvisors to the Repositioned Acquiring Fund.

It is anticipated that the Repositioning will be effectuated on or about July 1, 2016, at which time the Advisor will transition the Acquiring Fund’s investment activities to a “core equity” investment strategy that will seek to meet the Fund’s investment objective by investing in a range of large cap equity securities, including both growth- and value-oriented equity securities. In addition to the proposed changes to the Acquiring Fund’s principal investment strategies, there would be certain changes to the Fund’s risk profile, among other changes to the Fund.

Set forth below is information about each of the Subadvisors to the Repositioned Acquiring Fund.

Information About the Subadvisors and the Portfolio Managers

The following individuals would be primarily responsible for the day-to-day management of the Repositioned Acquiring Fund. As noted, certain of these individuals have also provided investment management services to the Acquired Fund, as well.

AJO, LP (“AJO”), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, is a limited partnership that is wholly owned by its 17 active principals, one of whom, Theodore R. Aronson, is the principal owner.

•	Theodore R. Aronson, CFA, CIC, Managing Principal, joined AJO as a founder of the firm in 1984. Mr. Aronson will begin managing AJO’s allocated portion of the Repositioned Acquiring Fund on July 1, 2016.
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•	Stefani Cranston, CFA, CPA, Principal, joined AJO in 1991. Ms. Cranston will begin managing AJO’s allocated portion of the Repositioned Acquiring Fund on July 1, 2016.
•	Gina Marie N. Moore, CFA, Principal, joined AJO in 1998. Ms. Moore will begin managing AJO’s allocated portion of the Repositioned Acquiring Fund on July, 2016.
•	Gregory R. Rogers, CFA, Principal, joined AJO in 1993. Mr. Rogers will begin managing AJO’s allocated portion of the Repositioned Acquiring Fund on July 1, 2016.
•	Christopher J.W. Whitehead, CFA, Principal, joined AJO in 2000. Mr. Whitehead will begin managing AJO’s allocated portion of the Repositioned Acquiring Fund on July 1, 2016.

Brandywine Global Investment Management, LLC (“Brandywine”), located at 2929 Arch Street, Suite 800, Philadelphia, Pennsylvania 19104, is a wholly owned subsidiary of Legg Mason, Inc.

•	Patrick Kaser, Portfolio Manager and lead of the Large Cap Value Equity Team, joined Brandywine in 1998. Mr. Kaser began managing Brandywine’s allocated portion of the Acquired Fund’s portfolio in 2011 and will begin managing Brandywine’s allocated portion of the Repositioned Acquiring Fund on July 1, 2016.
•	James Clarke, Portfolio Manager and back-up portfolio manager of the Large Cap Value Equity Team, rejoined the Firm in 2008. Mr. Clarke began managing Brandywine’s allocated portion of the Acquired Fund’s portfolio in 2011 and will begin managing Brandywine’s allocated portion of the Repositioned Acquiring Fund on July 1, 2016.

Columbia Management Investment Advisers, LLC (“Columbia”), located at 225 Franklin Street, Boston, Massachusetts 02110, is a wholly-owned subsidiary of Ameriprise Financial, Inc.

•	Thomas Galvin, CFA, Senior Portfolio Manager and Head of Focused Large Cap Growth, joined Columbia in May 2010. Mr. Galvin began managing Columbia’s allocated portion of the Acquiring Fund’s portfolio in April 2014 and will begin managing Columbia’s allocated portion of the Repositioned Acquiring Fund on July 1, 2016.
•	Richard Carter, Senior Portfolio Manager, joined Columbia in May 2010. Mr. Carter began managing Columbia’s allocated portion of the Acquiring Fund’s portfolio in April 2014 and will begin managing Columbia’s allocated portion of the Repositioned Acquiring Fund on July 1, 2016.
•	Todd Herget, Senior Portfolio Manager, joined Columbia in May 2010. Mr. Herget began managing Columbia’s allocated portion of the Acquiring Fund’s portfolio in April 2014 and will begin managing Columbia’s allocated portion of the Repositioned Acquiring Fund on July 1, 2016.

HS Management Partners, LLC (“HSMP”), located at 598 Madison Avenue, New York, New York 10022, is a Delaware limited liability company that is privately owned by 100% by its partners.

•	Harry W. Segalas, Managing Partner & Chief Investment Officer, founded HS Management Partners in 2007. Mr. Segalas began managing HSMP’s allocated portion of the Acquiring Fund’s portfolio in April 2014 and will begin managing HSMP’s allocated portion of the Repositioned Acquiring Fund on July 1, 2016.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”), located at 6 Suburban Avenue, Stamford, Connecticut 06901, is 90% employee-owned, and The Royal Bank of Canada is a minority stakeholder in the firm, owning a passive member interest.

•	James O’Shaughnessy, Chief Executive Officer, Chief Investment Officer, and Chairman of O’Shaughnessy since 2007. Mr. O’Shaughnessy began managing O’Shaughnessy’s allocated

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portion of the Acquired Fund’s portfolio in 2010 and will begin managing O’Shaughnessy’s allocated portion of the Repositioned Acquiring Fund on July 1, 2016.
•	Christopher Meredith, Senior Portfolio Manager and Director of Portfolio Management and Research of O’Shaughnessy since 2007. Mr. Meredith began managing O’Shaughnessy’s allocated portion of the Acquired Fund’s portfolio in 2010 and will begin managing O’Shaughnessy’s allocated portion of the Repositioned Acquiring Fund on July 1, 2016.

Parametric Portfolio Associates LLC (“Parametric”), headquartered at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, is majority-owned by Eaton Vance Corp., a publicly traded company.

•	Justin Henne, CFA, Managing Director, Customized Exposure Management, joined The Clifton Group in 2004, which was acquired by Parametric in 2012. Mr. Henne began managing Parametric’s allocated portion of each Fund’s portfolio in February 2015 and will begin managing Parametric’s allocated portion of the Repositioned Acquiring Fund on July 1, 2016.
•	Ricky Fong, CFA, Portfolio Manager, joined The Clifton Group in 2010, which was acquired by Parametric in 2012. Mr. Fong began managing Parametric’s allocated portion of each Fund’s portfolio in February 2015 and will begin managing Parametric’s allocated portion of the Repositioned Acquiring Fund on July 1, 2016.
•	Matt Liebl, CFA, Portfolio Manager, joined the Clifton Group in 2007, which was acquired by Parametric in 2012. Mr. Liebl began managing Parametric’s allocated portion of each Fund’s portfolio in February 2015 and will begin managing Parametric’s allocated portion of the Repositioned Acquiring Fund on July 1, 2016.

ADDITIONAL INFORMATION ABOUT THE FUNDS AND THE REPOSITIONED ACQUIRING FUND

Investment Adviser

Mercer Investment Management, Inc., a Delaware corporation located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. The Advisor is registered as an investment advisor with the SEC. The Advisor is an affiliate of Mercer Investment Consulting LLC (“Mercer IC”), an investment consultant that among other things, reviews, rates and recommends investment managers for its clients, including Subadvisors recommended by the Advisor and utilized by the Trust.

The Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and, subject to review and approval by the Board of Trustees: (i) sets the Funds’ overall investment strategies; (ii) evaluates, selects, and recommends subadvisors to manage all or part of the Funds’ assets; (iii) when appropriate, allocates and reallocates the Funds’ assets among subadvisors; (iv) monitors and evaluates the performance of subadvisors, including the subadvisors’ compliance with the investment objectives, policies, and restrictions of the Funds; and (v) implements procedures to ensure that the subadvisors comply with the Funds’ investment objectives, policies, and restrictions.

When identifying possible subadvisors, the Advisor typically begins with a universe of investment managers rated highly by the Manager Research Group of Mercer IC (the “Mercer Research Group”). The Mercer Research Group evaluates each investment manager based upon both quantitative and qualitative factors, including: an assessment of the strength of the overall investment management organization; the people involved in the investment process; the appropriateness of the investment product and its composites; and an analysis of the investment manager’s investment philosophy and process, risk-adjusted performance, consistency of performance, and the style purity of the product. The Advisor’s team of investment professionals reviews each manager that is highly rated by the Mercer Research Group, and creates a short list for further analysis. Short-list candidates are scrutinized to

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evaluate performance and risk characteristics, performance in up and down markets, investment styles, and characteristics of the securities held in the portfolio. The Advisor’s team of investment professionals then conducts due diligence meetings with the subadvisors’ portfolio management teams. The list of candidates is further narrowed, and each potential subadvisor, in combination with the existing subadvisor(s) of the portfolio, is analyzed using proprietary methods. The most compatible subadvisor candidates are then put through an on-site compliance review conducted by the Advisor’s compliance staff. Results are shared with the Advisor’s investment team, after which the final selection of the subadvisor is made and a recommendation to appoint the manager is made to the Board.

The Advisor also considers the Mercer Research Group’s ratings of investment managers when contemplating the termination of a subadvisor. Although the recommendations of the Mercer Research Group are given substantial weight in the decision-making process, the Advisor’s investment team performs its own analysis of potential and existing subadvisors and is ultimately responsible for selecting or terminating a subadvisor. Therefore, there is a possibility that the Advisor’s decision with respect to a particular subadvisor may differ from recommendations made by the Mercer Research Group.

The Advisor manages the Funds based on the philosophy and belief that portfolios which are appropriately constructed with combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time. Stan Mavromates, Larry Vasquez, CFA, Manny Weiss, CFA, and John Johnson are responsible for establishing the Funds’ overall investment strategies and evaluating and monitoring the subadvisors managing the Funds. Mr. Mavromates has served as Vice President and Chief Investment Officer of the Advisor since 2012. From 2005 to 2012, Mr. Mavromates was the Chief Investment Officer of the Massachusetts Pension Reserves Investment Board. Mr. Vasquez has served as Vice President of the Advisor since 2012. From 2009 to 2012, Mr. Vasquez was a portfolio manager at UBS Global Asset Management, Inc. Prior to 2009, he was a portfolio manager at SEI Investments. Mr. Weiss has served as Vice President of the Advisor since January 2009. Mr. Johnson has served as Vice President of the Advisor since 2015. Prior to joining the Advisor, Mr. Johnson was a Fixed Income Portfolio Manager and Trader for Aberdeen Asset Management.

The Repositioned Acquiring Fund will pay the Advisor fees for managing the Repositioned Acquiring Fund’s investments at an annual rate of 0.53% of the average daily net assets on the first $750 million of Fund assets and 0.51% on all assets in excess of $750 million.

The Advisor has entered into subadvisory agreements (the “Subadvisory Agreements”) with the subadvisors pursuant to which the subadvisors are compensated out of the investment advisory fees that the Advisor receives from the Funds.

The Repositioned Acquiring Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and the Portfolio Managers’ ownership of shares in the Repositioned Acquiring Fund.

A discussion regarding the basis for the Board’s approval of the investment management agreement with the Advisor and of the Subadvisory Agreements with each of Columbia and HSMP with respect to the Acquiring Fund is available in the Funds’ semi-annual report to shareholders for the period ended September 30, 2015. A discussion regarding the Board’s approval of the Subadvisory Agreement with Parametric with respect to the Acquiring Fund is available in the Funds’ annual report to shareholders for the period ended March 31, 2015. A discussion regarding the Board’s approval of the Subadvisory Agreements with each of AJO, Brandywine and O’Shaughnessy with respect to the Repositioned Acquiring Fund will be available in the Funds’ annual report to shareholders for the period ending March 31, 2016.

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The Trust and the Advisor have obtained an exemptive order (the “Exemptive Order”) from the SEC that permits the Trust and the Advisor, subject to certain conditions and approval by the Board, to hire and retain subadvisors and modify subadvisory arrangements without shareholder approval. Under the Exemptive Order, the Advisor may act as a manager of managers for all or some of the Funds in the Trust, and the Advisor supervises the provision of portfolio management services to those Funds by the subadvisors. The Exemptive Order allows the Advisor: (i) to continue the employment of an existing subadvisor after events that would otherwise cause an automatic termination of a subadvisory agreement with the subadvisor; and (ii) to reallocate assets among existing or new subadvisors. Within 90 days of retaining new subadvisors, the affected Fund(s) will notify shareholders of the changes. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisors and recommend their hiring, termination, and replacement. The Exemptive Order also relieves the Funds from disclosing certain fees paid to non-affiliated subadvisors in documents filed with the SEC and provided to shareholders.

Administrative Services

State Street Bank and Trust Company (the “Administrator”), located at 1 Heritage Drive, North Quincy, Massachusetts 02171, is the administrator of the Funds. The Funds pay the Administrator at an annual rate of the Funds’ average daily net assets for external administrative services. These external administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Funds’ NAVs, and preparation of shareholder reports.

Other Service Providers

State Street Bank and Trust Company, located at 1 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Trust’s transfer agent (the “Transfer Agent”).

MGI Funds Distributors, LLC (the “Distributor”), a Delaware limited liability company that is a wholly-owned subsidiary of Foreside Distributors, LLC, located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, Pennsylvania 19312, acts as the principal underwriter of each class of shares of the Funds pursuant to an Underwriting Agreement with the Trust.

State Street Bank and Trust Company (the “Custodian”), located 1 Heritage Drive, North Quincy, Massachusetts 02171, provides custody services for the securities and cash of the Funds.

Form of Organization

The Funds are series of the Trust, which is an open-end management investment company organized as a Delaware statutory trust. The Trust is governed by a Board of Trustees consisting of four members, three of whom are Independent Trustees.

Capitalization

The following table shows the capitalization of each of the Funds as of September 30, 2015, and on a pro forma basis as of September 30, 2015 giving effect to the Reorganization as if it had occurred on that date:

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	Acquiring Fund	Acquired Fund	Adjustments	Pro Forma Combined
Net Assets
Class Y-3 Shares	$360,387,328	$350,426,100	$—	$710,813,428

Shares Outstanding
Class Y-3 Shares	34,251,157	33,604,780	-294,314	67,561,623

Net Asset Value Per Share
Class Y-3 Shares	$10.52	$10.43	$-10.43	$10.52

Security Ownership of Certain Beneficial Owners

As of March 31, 2016, the following persons owned beneficially or of record 5% or more of the outstanding Class Y-3 Shares of the Acquiring Fund:

Principal Holders of Securities	Number of Shares Held	Percentage of the Outstanding Shares of the Class Y-3 Shares

Mercer Collective Trust: Mercer US Large Cap Growth Equity Portfolio	27,688,078.890	85.9%

Mercer Global Investments FBO Mercer Canada US Large Cap Growth Fund	4,246,872.880	13.2%
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As of March 31, 2016, the following persons owned beneficially or of record 5% or more of the outstanding Investor Shares of the Acquired Fund:

Principal Holders of Securities	Number of Shares Held	Percentage of the Outstanding Shares of the Class Y-3 Shares

Mercer Collective Trust: Mercer US Large Cap Value Equity Portfolio	29,180,171.241	86.4%

Mercer Global Investments FBO Mercer Canada US Large Cap Value Fund	4,287,567.660	12.7%
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Financial Highlights of the Acquiring Fund

The Financial Highlights table is meant to help you understand the financial performance of the Acquiring Fund over the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. Financial highlights for the Class Y-3 shares of the Acquiring Fund, which are the only shares currently offered for sale, are shown. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Acquiring Fund, assuming reinvestment of all dividends and distributions. The information for each period through the fiscal year ended March 31, 2015, has been audited by Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, whose report, along with the Acquiring Fund’s financial statements, are included in the Trust’s annual report, which is available upon request and which are incorporated by reference herein. The information for the period ended September 30, 2015 is unaudited and is incorporated by reference herein.

Financial Highlights

	Period Ended 09/30/15 (Unaudited)		Year Ended 03/31/15		Year Ended 03/31/14		Year Ended 03/31/13		Year Ended 03/31/12		Year Ended 03/31/11
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of period	$11.11		$13.16		$13.56		$13.27		$12.19		$10.08
Net investment income†	0.02		0.05		0.07		0.08		0.04		0.03
Net realized and unrealized gain (loss) on investments	(0.61)		1.63		3.11		0.68		1.06		2.12

Total from investment operations	(0.59)		1.68		3.18		0.76		1.10		2.15

Less dividends and distributions:
From net investment income	—		(0.04)		(0.09)		(0.08)		(0.02)		(0.04)
From net realized gain on investments	—		(3.69)		(3.49)		(0.39)		—		—

Total dividends and distributions	—		(3.73)		(3.58)		(0.47)		(0.02)		(0.04)

Net asset value at end of period	$10.52		$11.11		$13.16		$13.56		$13.27		$12.19
Total investment return	(5.31	)%**	13.63	%(a)	23.99	%(a)	6.03	%(a)	9.08	%(a)	21.38	%(a)

Ratios/Supplemental Data:
Net investment income to average net assets	0.28	%*	0.37%		0.48%		0.61%		0.33%		0.27%
Net expenses to average daily net assets	0.63	%*(b)	0.60	%(b)	0.57%		0.57%		0.57%		0.57%
Total expenses (before reductions and reimbursements) to average daily net assets	0.63	%*(b)	0.63	%(b)	0.63%		0.63%		0.63%		0.64%
Portfolio turnover rate	36	%**	118%		50%		65%		64%		106	%(c)
Net assets at end of period (in 000s)	$360,387		$362,698		$358,862		$465,787		$465,641		$427,840

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Includes interest expense that amounts to less than 0.01%.
(c)	Portfolio turnover calculation does not include $23,568,413 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the period.
*	Annualized
**	Not annualized
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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”), is made as of the ____ day of __________, 2016, by Mercer Funds, a Delaware statutory trust with its principal place of business at 99 High Street, Boston, Massachusetts 02110, on behalf of each of its two separate investment series, the Mercer US Large Cap Growth Equity Fund (the “Acquiring Fund”) and the Mercer US Large Cap Value Equity Fund (the “Acquired Fund”), with respect to the reorganization transaction described herein.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class Y-3 Shares of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and Acquiring Fund are each separate investment series of an open-end, registered investment company of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of the Trust has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Trust has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Trust, on behalf of each of the Acquiring Fund and the Acquired Fund, respectively, hereby covenants and agrees as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF THE LIABILITIES OF THE ACQUIRED FUND AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares as of the time and date set forth in paragraph 2.1 and (ii) to assume the liabilities

A-1

of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and dividends or interest receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund. The Acquired Fund shall deliver to the Acquiring Fund the Acquired Fund’s Statement of Assets and Liabilities as of the Closing Date pursuant to paragraph 8.2 hereof.

1.4. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will: (i) distribute to the Acquired Fund’s shareholders of record with respect to its Class Y-3 Shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis, the Class Y-3 Shares of the Acquiring Fund received by the Acquired Fund pursuant to paragraph 1.1 and (ii) completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”). The aggregate net asset value of such Acquiring Fund Shares to be so credited to such Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Investor Shares of the Acquired Fund owned by such shareholders on the Closing Date. All issued and outstanding Class Y-3 Shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing such Acquiring Fund Shares in connection with such exchange.

1.6. Ownership of Acquiring Fund Shares of the Acquiring Fund will be shown on its books. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.7. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8. As soon as reasonably practicable after the Closing Date, the Acquired Fund shall make all filings and take all steps as shall be necessary and proper to effect its complete dissolution.

2.	VALUATION

2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange (and after the declaration of any dividends) (such time and

A-2

date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Amended and Restated Agreement and Declaration of Trust and then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Trust’s Board.

2.2. All computations of value shall be made by the Trust’s accounting agent and shall be subject to review by the Trust’s independent registered public accounting firm.

3.	CLOSING AND CLOSING DATE

3.1. The Closing Date shall be June 30, 2016, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

3.2. The Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the Assets of the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Trust on behalf of the Acquired Fund, shall direct the Custodian to deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Trust shall direct State Street Bank and Trust Company, as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that: (i) its records contain the names and addresses of the Acquired Fund Shareholders, and (ii) the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

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3.4. In the event that on the Valuation Date: (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Amended and Restated Agreement and Declaration of Trust and its Amended and Restated By-Laws, to own all of its properties and assets and to carry on its business as it is presently being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities or blue sky laws;

(d) The current prospectuses and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a material violation of the Trust’s Amended and Restated Agreement and Declaration of Trust or its Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, other than as disclosed to the Acquiring Fund; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture,

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instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, other than as disclosed to the Acquiring Fund;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability, or will be continued with respect to the Acquired Fund as of the Closing Date;

(h) Except as otherwise disclosed in writing by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Trust, on behalf of the Acquired Fund, or any of the its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as otherwise disclosed in writing by the Trust, on behalf of the Acquiring Fund, the Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities and Schedule of Investments of the Acquired Fund as of March 31, 2015, and the related Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the periods then ended, are in accordance with generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date, and the results of its operations and the changes in its net assets for the year then ended, in accordance with U.S. GAAP, and there are no known material contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j) The Trust, on behalf of the Acquiring Fund, has been furnished with an unaudited Statement of Assets and Liabilities and Schedule of Investments of the Acquired Fund as of September 30, 2015, and related unaudited Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the six-month period then ended. These statements are in accordance with U.S. GAAP and present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known material contingent liabilities of the Acquired Fund as of such date not disclosed therein;

(k) Since March 31, 2015, there have not been any material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, in each case except as otherwise disclosed to the Acquiring Fund (for the purposes of this subparagraph (k), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of the Acquired Fund’s liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

(l) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired

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Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(m) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that will have accrued through the Closing Date;

(n) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust, and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 of this Agreement. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into the Acquired Fund shares;

(o) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of the Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(p) The information to be furnished by the Acquired Fund for use in the registration statement and other documents filed or to be filed by the Trust with any federal, state or local regulatory authority which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respect.

4.2. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Trust as follows:

(a) The Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Amended and Restated Agreement and Declaration of Trust and its Amended and Restated By-Laws to own all of its properties and assets and to carry on its business as it is presently being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, is, or will be as of the Closing Date, in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

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(d) The current prospectuses and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a material violation of the Trust’s Amended and Restated Agreement and Declaration of Trust or its Amended and Restated By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Fund; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Fund;

(f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be duly and validly issued and outstanding, fully paid and non-assessable by the Trust and will be offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(h) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(i) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will, on the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(j) The Trust is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(k) The Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses;

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(l) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns; and

(m) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will be eligible to do so and will do so for the taxable year including the Closing Date.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include, without limitation, purchases and sales of portfolio securities, sales and redemptions of Acquired Fund shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.6. The Acquiring Fund and the Acquired Fund shall each use commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as reasonably practicable.

5.7. The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time after the Closing, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm: (a) the Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund’s Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the Assets.

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5.8. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3. The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date;

6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1 of this Agreement; and

6.5. The Trust, on behalf of the Acquired Fund, shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Trust (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquiring Trust), dated as of the Closing Date, covering the following points:

(a) The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(b) The Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by the Trust, is a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable against the Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

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(c) The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Trust, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(d) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Trust’s Amended and Restated Agreement and Declaration of Trust or its Amended and Restated By-Laws or any provision of any agreement (known to such counsel) to which the Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Trust is a party or by which it is bound;

(e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(f) The Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquiring Fund, under the 1940 Act; its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Acquiring Fund is a separate series of the Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws of the Trust and applicable law; and

(g) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquiring Fund or any of their respective properties or assets and neither the Trust nor the Acquiring Fund are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of portfolio securities of the Acquired Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust;

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7.3. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are, in all material respects, true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4. The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1 of this Agreement; and

7.6. The Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Trust (which may rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquired Trust), covering the following points:

(a) The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Acquired Fund’s properties and assets, and to carry on its business, including that of the Acquired Fund, as presently conducted;

(b) The Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the Trust, is a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable against the Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(c) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Trust’s Amended and Restated Agreement and Declaration of Trust or its Amended and Restated By-Laws or any provision of any agreement (known to such counsel) to which the Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Trust, judgment or decree to which the Trust is a party or by which it is bound;

(d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(e) The Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including

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those of the Acquired Fund, under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(f) The outstanding shares of the Acquired Fund are registered under the 1933 Act, and such registration is in full force and effect; and

(g) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of their respective properties or assets, and neither the Trust nor the Acquired Fund are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

7.7. Prior to the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing: (i) all of the Acquired Fund’s investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code) and all of its net realized capital gains for the taxable year ending on the Closing Date (computed without regard to any deduction for dividends paid); and (ii) any undistributed investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code) and net realized capital gains from any prior period to the extent not otherwise already distributed.

7.8. The Trust, on behalf of the Acquired Fund, shall have furnished to the Acquiring Fund, a certificate, signed by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement computed in accordance with applicable sections of the Code and, with respect to securities, showing a breakdown by purchase lot.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund, or with respect to the Acquiring Fund, respectively, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.2. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

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8.3. The Registration Statement on Form N-14 filed by the Trust on behalf of the Acquiring Fund shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.4. The parties shall have received the opinion of Dechert LLP, counsel to the Acquiring Fund and the Acquired Fund, substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph 8.4.

9.	INDEMNIFICATION

9.1. The Trust, out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2. The Trust agrees, out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	BROKERAGE FEES AND EXPENSES

10.1. The Trust, on behalf of both the Acquiring Fund and the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2. The expenses relating to the Reorganization will be borne by Mercer Investment Management, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, legal fees and accounting fees with respect to the Reorganization, and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1. The Trust agrees that it has not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

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11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Trust’s Board, on behalf of either the Acquiring Fund or the Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of either the Acquiring Fund or the Acquired Fund.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Funds at:

Mercer Funds 99 High Street Boston, Massachusetts 02110 Attn: Scott M. Zoltowski, Esq. Vice President and Secretary

With a copy to:
Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006 Attn: : Patrick W.D. Turley, Esq.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

MERCER FUNDS,

on behalf of the Mercer US Large Cap Growth Equity Fund

By:

Name:

Title:

MERCER FUNDS,

on behalf of the Mercer US Large Cap Value Equity Fund

By:

Name:

Title:

MERCER INVESTMENT MANAGEMENT, INC.

(solely with respect to Section 10.2)

By:

Name:

Title:
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EXHIBIT B

MERCER US LARGE CAP GROWTH EQUITY FUND

MERCER US LARGE CAP VALUE EQUITY FUND
(each a “Fund”, and collectively the “Funds”)

SHAREHOLDER INFORMATION

(Class Y-3 Shares)

Pricing of Fund Shares

The price at which purchases and redemptions of each Fund’s shares are effected is based on the next calculation of the Fund’s NAV after the purchase or redemption order is received. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. The Exchange normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday.

Each Fund values its investments for which market quotations are readily available at market value. Each Fund values all other investments and assets at their fair value. The Board has delegated its responsibility of valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The Funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAV. Because foreign markets may be open at different times than the Exchange, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments (in the opinion of the Advisor and the subadvisors) occur between the close of foreign markets and the close of regular trading on the Exchange, or if reported prices are believed by the Advisor or the subadvisors to be unreliable, these investments will be valued at their fair value. The Funds may rely on third-party pricing vendors to monitor for events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the Exchange. If events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing vendors will provide revised values to the Funds.

If market quotations are not readily available for a Fund’s investment in domestic securities, such as restricted securities, private placements, securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid securities, these investments will be valued at their fair value. While fair value pricing may be more commonly used with the Funds’ foreign investments, fair value pricing also may be used with domestic securities, where appropriate.

The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices. Also, due to the subjective nature of fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price.

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Purchasing and Selling Fund Shares

General Information

Class Y-3 shares generally are available only to clients of the Advisor and to institutional investors (including certain retirement plans, which include defined benefit and defined contribution plans) that meet the minimum initial investment or eligibility requirements presented below. There is no minimum for subsequent investments.

Minimum Initial Purchase or Eligibility Requirements: Must have entered into an Investment Management Agreement with the Advisor or its affiliates, or have invested at least $350 million in the Funds included in the Trust (excluding defined contribution plans). The Mercer Collective Trust, discretionary investment management clients of the Advisor or its affiliates prior to June 30, 2005, and retirement or other benefit plans of the Advisor and any of its affiliates also may invest in Class Y-3 shares.

You may purchase or redeem Class Y-3 Shares of a Fund on each day the New York Stock Exchange (the “Exchange”) is open for business.

Eligible institutional clients of the Advisor or its affiliates that wish to buy Class Y-3 shares should contact the Advisor. Class Y-3 shares may be redeemed through the Advisor or State Street Bank and Trust Company, the Funds’ transfer agent (the “Transfer Agent”), located at 1 Heritage Drive, North Quincy, MA 02171. All classes of each Fund may not be available in every state.

Payments to Broker/Dealers and Other Financial Intermediaries. If you purchase a Fund through a broker/dealer or other financial intermediary (such as a bank, insurance company, plan sponsor, or financial professional), the Fund and its related companies, such as the Fund’s distributor and/or the Advisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Selecting an Appropriate Share Class

This Information Statement/Prospectus describes Class Y-3 shares. Other Classes of Shares of the Funds have different levels of services and ongoing operating expenses. Currently, only Class Y-3 shares are available for purchase.

Class Y-3 Shares generally are available only to clients of the Advisor and to institutional investors (including certain retirement plans, which include defined benefit and defined contribution plans) that meet the eligibility requirements described above under “General Information.” The class of shares that is best for you depends on a number of factors, such as whether you are a retirement plan or non-retirement plan investor, the amount you intend to invest, and the level of services that you desire. Please consult your plan administrator or recordkeeper, or your financial advisor, as to which share class is most appropriate for you.

Purchasing Class Y-3 Shares

Eligible institutional clients of the Advisor or its affiliates that wish to buy Class Y-3 shares should contact the Advisor.

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The Funds sell their Class Y-3 Shares at the offering price, which is the NAV. Class Y-3 Shares may not be available through certain financial advisors and retirement plan administrators and recordkeepers.

A Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when consistent with the Fund’s investment objective and policies. Acceptance of such purchases will be at the Advisor’s discretion. Contact the Advisor for further information.

The Funds may periodically close to new purchases of shares. The Funds may refuse any order to buy shares if the Funds and the Advisor determine that doing so would be in the best interests of the Funds and their shareholders.

Customer Identification

Mutual funds must obtain and verify information that identifies investors opening new accounts. If a Fund is unable to collect the required information, the Fund or its agents may not be able to open a Fund account. Investors must provide their full name, residential or business address, social security or tax identification number, and date of birth (as applicable). Entities, such as trusts, estates, corporations, and partnerships, must also provide other identifying information. The Funds or their agents may share identifying information with third parties for the purpose of verification. If a Fund or its agents cannot verify identifying information after opening an account, the Fund reserves the right to close the account.

Selling Class Y Shares

You can sell your Class Y Shares back to the Funds on any day the Exchange is open, through the Advisor, your plan administrator or recordkeeper, your financial advisor, or directly to the Funds, depending upon through whom and how you own your Class Y Shares. Payment for redemption may be delayed until a Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

If you are an institutional client of the Advisor (or its affiliates) that owns Class Y Shares, contact the Advisor or the Transfer Agent to sell your Class Y Shares. The Transfer Agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. The Advisor may establish an earlier time by which it must receive instructions from its clients in order for its clients to receive that day’s NAV. You may redeem Class Y Shares through the Advisor by calling 1-888-887-0619.

If you are not an institutional client of the Advisor, contact your financial advisor or the Transfer Agent directly, as applicable, to sell your Class Y Shares. Your financial advisor or the Transfer Agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV.

If you are a participant in a defined contribution retirement plan, contact your plan administrator or recordkeeper to sell your Class Y Shares. Your plan administrator or recordkeeper must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your plan administrator or recordkeeper will be responsible for forwarding the request to the Transfer Agent on a timely basis and may charge you for his or her services.

Payments by the Funds

Each Fund generally sends you payment for your Class Y Shares the business day after your request is received in good order. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

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Redemptions by the Funds

Each Fund reserves the right to pay redemptions “in-kind” (i.e., payment in securities rather than cash) if the value of the Class Y shares that you are redeeming is large enough to affect a Fund’s operations (for example, if it represents more than $250,000 or 1% of a Fund’s assets). In these cases, you might incur brokerage costs converting the securities to cash.

The Funds also reserve the right to close any account if the account value falls below the Funds’ minimum account level or if you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Funds (such as market timing) to the fullest extent permitted by law. The 2.00% short-term trading fee will apply to redemptions of shares that have been held less than 30 days, including redemptions described in this section.

Exchanging Class Y-3 Shares

If you want to switch your investment from one Fund to another series of the Trust, you can exchange your Class Y-3 shares for Class Y-3 shares of another series of the Trust at NAV.

You should contact the Advisor regarding the details of how to exchange your Class Y-3 shares. Ask the Advisor, your financial advisor, your plan administrator or recordkeeper, or the Transfer Agent for a prospectus of the series of the Trust you wish to purchase.

All classes of each Fund may not be available in every state.

The exchange privilege is not intended as a vehicle for short-term trading. As described below, excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, the Board has approved a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) to be imposed by each Fund on exchanges of shares held for 30 days or less. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

The Funds also reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. The Fund into which you would like to exchange also may reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Funds or the Advisor determines are likely to have a negative effect on the Fund or the other Funds. Consult the Funds, the Advisor, or your plan administrator or recordkeeper before requesting an exchange.

Frequent Trading of Fund Shares

The Funds, the Advisor, and MGI Funds Distributors, LLC, the Trust’s distributor (the “Distributor”), reserve the right to reject any purchase order for any shares of any class of the Funds for any reason. The Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Funds, the Advisor, or the Distributor has determined could involve actual or potential harm to the Funds may be rejected. Frequent trading of Fund shares may lead to increased transaction costs to the Funds, less efficient management of the Funds’ portfolios (by disrupting portfolio investment strategies), and taxable gains to the remaining shareholders, resulting in dilution of the value of the shares held by long-term shareholders.

Because the Funds are designed for long-term shareholders, the Board has adopted the following policies and procedures that are designed to restrict frequent purchases and redemptions of the Funds’ shares. Each Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. The short-term trading fee is paid directly to the Funds and is designed to offset brokerage commissions,

B-4

market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in the following circumstances: redemptions to pay distributions or loans from certain defined contribution plans; redemptions for loan repayment; redemptions from certain omnibus accounts; redemptions in the event of shareholder death or post-purchase disability; redemptions made as part of a systematic withdrawal plan; transactions in defined contribution plans for which Mercer Services is not the administrator; redemptions by the Mercer Collective Trust; and transactions for a discretionary investment management client of the Advisor or its affiliates when the client has provided the Advisor or its affiliates with advance notice of a planned redemption and the Advisor or its affiliates retain discretion to effect the redemption on behalf of the client. Furthermore, exchanges by plan participants in defined contribution plans for which Mercer Services is the administrator will be subject to the short-term trading fee only with respect to shares that were purchased by exchange (rather than by contribution). For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

In addition to the short-term trading fee, the Board has adopted the following additional policies and procedures. Any shareholder that is confirmed to have initiated four or more round trips (via exchanges or redemptions), all equal to or greater than $10,000 in value within a 180-day period, will receive a warning. If subsequent activity of two or more round trips occurs within 180 days, the shareholder’s exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Funds. These policies do not apply to the Mercer Collective Trust or to discretionary investment management clients of the Advisor where the Advisor has discretion to effect the trade.

There is no assurance that these policies and procedures will be effective in limiting frequent trading in all accounts. For example, the Funds may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries.

As discussed in “Redemptions by the Funds” in the Funds’ prospectus, the Funds reserve the right to refuse future purchases or exchanges of shares of the Funds if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Funds (such as market timing).

Fund Distributions and Taxes

Dividends and Distributions

Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends. If you are an institutional shareholder of the Class Y Shares of a Fund, you will receive income dividends and capital gains distributions in additional Class Y Shares of the Fund, unless you notify the Advisor, your financial advisor, or the Transfer Agent in writing that you elect to receive them in cash. Distribution options may be changed by shareholders at any time by requesting a change in writing. All dividends and capital gains distributions paid to retirement plan shareholders will be automatically reinvested. Dividends and distributions are reinvested on the reinvestment date at the NAV determined at the close of business on that date.

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Avoid “Buying A Dividend.” At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Taxes

Tax Considerations. Dividends and capital gains distributed by the Funds to tax-deferred retirement plan accounts are not taxable currently. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, if you are a taxable investor, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates provided certain holding period requirements are met. Some distributions paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is sent to taxable investors in January will detail your distributions and their federal tax category.

If a Fund qualifies to pass through to shareholders the tax benefits from foreign taxes the Fund pays on its investments, and elects to do so, then any foreign taxes the Fund pays on these investments may be passed through to you as a foreign tax credit. If you are subject to tax and if this election is made, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and you may be entitled either to deduct (as an itemized deduction) your share of foreign taxes in computing your taxable income or to (subject to limitations) take a foreign tax credit against your U.S. federal income tax liability. No deduction for foreign taxes may be claimed if you do not itemize deductions. You will be notified after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Annual Statements. Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November or December to shareholders of record in such month, but paid the following January, are taxable as if the distributions were paid in December. The income classification of distributions made by a Fund may not be finally determinable until after the end of a year. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099 to reflect reclassified information.

Redemptions and Exchanges. When you sell your shares in a Fund, you may recognize a capital gain or loss. For tax purposes, an exchange of your shares of one Fund for shares of another series of the Trust is the same as a sale. Generally, exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. Distributions taken from a retirement plan account, however, generally are taxable as ordinary income.

Back-Up Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to back-up withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must

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withhold if the Internal Revenue Service instructs the Fund to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. If you are a taxable investor, Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes

Non-U.S. Investors. Non-U.S. investors generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their Fund shares. However, non-U.S. investors may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. interest income and/or certain short-term capital gains earned by the Funds, to the extent designated by the Funds. There can be no assurance as to whether any of a Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the Funds. Moreover, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

The Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. investors that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required.

This discussion is not intended to be used as tax advice. Because each investor’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

B-7

PART B

MERCER FUNDS

Statement of Additional Information

May [  ], 2016

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:

Mercer US Large Cap Value Equity Fund (a Series of Mercer Funds) 99 High Street Boston, Massachusetts 02110	Mercer US Large Cap Growth Equity Fund (a Series of Mercer Funds) 99 High Street Boston, Massachusetts 02110

This Statement of Additional Information of Mercer Funds (the “SAI”) is available to the shareholders of Mercer US Large Cap Value Equity Fund (the “Acquired Fund”), a series of Mercer Funds (the “Trust”), in connection with a proposed transaction whereby all of the assets and liabilities of the Acquired Fund will be transferred to Mercer US Large Cap Growth Equity Fund (the “Acquiring Fund”), a series of the Trust, in exchange for shares of the Acquiring Fund.

This SAI consists of: (i) this cover page; (ii) the accompanying pro forma financial statements of the surviving fund, the Mercer US Large Cap Growth Equity Fund, as of September 30, 2015, and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.	The SAI for the Mercer US Large Cap Value Equity Fund and the Mercer US Large Cap Growth Equity Fund dated July 31, 2015, as filed on July 28, 2015 (File No: 333-123467).

2.	The Financial Statements of the Mercer US Large Cap Value Equity Fund and the Mercer US Large Cap Growth Equity Fund included in the Annual Report to Shareholders dated March 31, 2015, as filed on June 5, 2015 (File No: 811-21732).

3.	The Financial Statements of the Mercer US Large Cap Value Equity Fund and the Mercer US Large Cap Growth Equity Fund included in the Semi-Annual Report to Shareholders dated September 30, 2015, as filed on December 2, 2015 (File No: 811-21732).

This SAI is not a prospectus. An Information Statement/Prospectus dated May [ ], 2016, relating to the reorganization of the Acquired Fund may be obtained, without charge, by writing to the Funds at 99 High Street, Boston, Massachusetts 02110 or calling (888) 887-0619. This SAI should be read in conjunction with the Information Statement/Prospectus.

Reorganization Between Mercer US Large Cap Value Equity

Fund and Mercer US Large Cap Growth Equity Fund

Pro Forma Schedule of Investments at September 30, 2015 (Unaudited)

	Acquired		Acquiring
	Mercer US Large Cap Value Equity Fund		Mercer US Large Cap Growth Equity Fund		Mercer US Large Cap Growth Equity Fund - Pro Forma Combined
Security Description	Shares	Value $	Shares	Value $	Shares	Value $
COMMON STOCKS
Advertising
Interpublic Group of Cos., Inc.‡	54,843	1,049,147	—	—	54,843	1,049,147
Nielsen Holdings Plc	—	—	123,900	5,509,833	123,900	5,509,833
Omnicom Group, Inc.‡	2,296	151,306	—	—	2,296	151,306
		1,200,453		5,509,833		6,710,286

Aerospace & Defense
General Dynamics Corp. ‡	9,594	1,323,492	—	—	9,594	1,323,492
Lockheed Martin Corp. ‡	9,633	1,997,017	—	—	9,633	1,997,017
Northrop Grumman Corp. ‡‡	27,865	4,624,197	—	—	27,865	4,624,197
Raytheon Co. ‡	27,264	2,978,865	—	—	27,264	2,978,865
United Technologies Corp. ‡	30,040	2,673,260	—	—	30,040	2,673,260
		13,596,831		—		13,596,831

Agriculture
Monsanto Co.	863	73,648	31,300	2,671,142	32,163	2,744,790

Airlines
American Airlines Group	60,560	2,351,545	—	—	60,560	2,351,545
Delta Air Lines‡‡	102,954	4,619,546	—	—	102,954	4,619,546
United Continental Holdings‡	14,776	783,867	—	—	14,776	783,867
		7,754,958		—		7,754,958

Apparel
LVMH Moet Hennessy Louis Vuitton SE, Unsponsored ADR	—	—	232,050	7,892,021	232,050	7,892,021
NIKE, Inc. Class B	—	—	72,785	8,950,371	72,785	8,950,371
Ralph Lauren Corp.	—	—	57,775	6,826,694	57,775	6,826,694
	—	—		23,669,086		23,669,086

Auto Manufacturers
General Motors Co.	93,903	2,818,968	—	—	93,903	2,818,968
Oshkosh Corp.	27,100	984,543	—	—	27,100	984,543
Tesla Motors, Inc.* ‡	—	—	12,318	3,059,791	12,318	3,059,791
Toyota Motor Corp., Sponsored ADR	27,630	3,240,446	—	—	27,630	3,240,446
		7,043,957		3,059,791		10,103,748

Auto Parts & Equipment
Goodyear Tire & Rubber Co.	37,500	1,099,875	—	—	37,500	1,099,875
Lear Corp. ‡	5,538	602,424	—	—	5,538	602,424
Magna International, Inc. Class A	35,094	1,684,863	—	—	35,094	1,684,863
		3,387,162		—		3,387,162

	Acquired		Acquiring
	Mercer US Large Cap Value Equity Fund		Mercer US Large Cap Growth Equity Fund		Mercer US Large Cap Growth Equity Fund - Pro Forma Combined
Banks
Bank of America Corp.	242,600	3,779,708	—	—	242,600	3,779,708
BB&T Corp. ‡	21,627	769,921	—	—	21,627	769,921
Capital One Financial Corp. ‡	62,102	4,503,637	—	—	62,102	4,503,637
Fifth Third Bancorp‡	24,957	471,937	—	—	24,957	471,937
PNC Financial Services Group, Inc. ‡‡	23,236	2,072,651	—	—	23,236	2,072,651
Wells Fargo & Co. ‡‡	102,454	5,261,013	—	—	102,454	5,261,013
		16,858,867		—		16,858,867

Beverages
AMBEV SA, ADR	40,104	196,510	—	—	40,104	196,510
Anheuser-Busch InBev NV, Spons. ADR‡	—	—	31,675	3,367,686	31,675	3,367,686
Coca-Cola Enterprises, Inc.	59,470	2,875,374	—	—	59,470	2,875,374
Diageo Plc, Sponsored ADR	—	—	62,055	6,688,908	62,055	6,688,908
Molson Coors Brewing Co. Class B‡	16,731	1,389,008	—	—	16,731	1,389,008
Monster Beverage Corp.*	—	—	36,070	4,874,500	36,070	4,874,500
PepsiCo, Inc. ‡	23,432	2,209,637	—	—	24,432	2,209,637
		6,670,529		14,931,094		21,601,623

Biotechnology
Alexion Pharmaceuticals, Inc.*	—	—	54,481	8,520,283	54,481	8,520,283
Biogen, Inc.*	—	—	22,273	6,499,484	22,273	6,499,484
Celgene Corp.*	—	—	32,682	3,535,212	32,682	3,535,212
Illumina, Inc.*	—	—	31,983	5,623,251	31,983	5,623,251
Intercept Pharmaceuticals, Inc.* ‡	—	—	12,424	2,060,645	12,424	2,060,645
PTC Therapeutics, Inc.*	10,300	275,010	—	—	10,300	275,010
Regeneron Pharmaceuticals, Inc.*	—	—	11,300	5,256,082	11,300	5,256,082
Vertex Pharmaceuticals, Inc.*	—	—	41,208	4,291,401	41,208	4,291,401
		275,010		35,786,358		36,061,368

Building Materials
Louisiana-Pacific Corp.*	71,000	1,011,040	—	—	71,000	1,011,040
Owens Corning‡	14,291	598,936	—	—	14,291	598,936
		1,609,976		—		1,609,976

Chemicals
Ashland, Inc.	4,713	474,222	—	—	4,713	474,222
CF Industries Holdings, Inc. ‡‡	24,342	1,092,956	—	—	24,342	1,092,956
Dow Chemical Co.	16,920	717,408	—	—	16,920	717,408
Eastman Chemical Co.	19,900	1,287,928	—	—	19,900	1,287,928
Huntsman Corp. ‡	36,061	349,431	—	—	36,061	349,431
LyondellBasell Industries NV Class A	35,318	2,944,108	—	—	35,318	2,944,108
Methanex Corp. ‡	10,060	333,590	—	—	10,060	333,590
Mosaic Co. ‡‡	76,103	2,367,564	—	—	76,103	2,367,564
Potash Corp. of Saskatchewan, Inc.	3,547	72,891	—	—	3,547	72,891
		9,640,098		—		9,640,098
2

	Acquired		Acquiring
	Mercer US Large Cap Value Equity Fund		Mercer US Large Cap Growth Equity Fund		Mercer US Large Cap Growth Equity Fund - Pro Forma Combined
Commercial Services
RELX NV	16,767	275,985	—	—	16,767	275,985
Visa, Inc. Class A	—	—	291,016	20,272,175	291,016	20,272,175
		275,985		20,272,175		20,548,160

Computers
Apple, Inc. ‡	22,303	2,460,021	85,830	9,467,049	108,133	11,927,070
Brocade Communications Systems, Inc. ‡	26,129	271,219	—	—	26,129	271,219
Cognizant Technology Solutions Corp. Class A*	—	—	64,815	4,058,067	64,815	4,058,067
EMC Corp. ‡	20,890	504,702	—	—	20,890	504,702
Hewlett-Packard Co. ‡	64,186	1,643,804	—	—	64,186	1,643,804
International Business Machines Corp.	11,788	1,708,906	—	—	11,788	1,708,906
NetApp, Inc.	43,804	1,296,599	—	—	43,804	1,296,599
SanDisk Corp.	21,540	1,170,268	—	—	21,540	1,170,268
Seagate Technology Plc ‡ ‡‡	31,349	1,404,435	—	—	31,349	1,404,435
Western Digital Corp. ‡	12,521	994,668	—	—	12,521	994,668
		11,454,622		13,525,116		24,979,738

Cosmetics & Personal Care
L’Oreal SA, Sponsored ADR	19,271	667,933	—	—	19,271	667,933

Diversified Financial Services
Ally Financial, Inc.* ‡	42,293	861,931	—	—	42,293	861,931
Berkshire Hathaway, Inc. Class B* ‡‡	63,124	8,231,370	—	—	63,124	8,231,370
Blackstone Group, LP	34,020	1,077,413	—	—	34,020	1,077,413
Charles Schwab Corp. ‡	35,822	1,023,076	96,900	2,767,464	132,722	3,790,540
CIT Group, Inc.	19,040	762,171	—	—	19,040	762,171
Citigroup, Inc. ‡‡	196,380	9,742,412	—	—	196,380	9,742,412
Discover Financial Services ‡	25,687	1,335,467	—	—	25,687	1,335,467
E*TRADE Financial Corp. ‡*	39,158	1,031,030	—	—	39,158	1,031,030
FNF Group ‡	17,524	621,576	—	—	17,524	621,576
Goldman Sachs Group, Inc. ‡	4,030	700,253			4,030	700,253
IntercontinentalExchange Group, Inc.	—	—	12,210	2,869,228	12,210	2,869,228
JPMorgan Chase & Co. ‡‡	166,495	10,151,200	—	—	166,495	10,151,200
KKR & Co., LP	100,930	1,693,606	—	—	100,930	1,693,606
LendingClub Corp.* ‡	—	—	140,000	1,852,200	140,000	1,852,200
Leucadia National Corp. ‡	20,377	412,838	—	—	20,377	412,838
Morgan Stanley‡	50,946	1,604,799	—	—	50,946	1,604,799
Navient Corp. ‡‡	33,706	378,856	—	—	33,706	378,856
Nomura Holdings, Inc., Sponsored ADR‡	202,300	1,177,386	—	—	202,300	1,177,386
Santander Consumer USA Holdings, Inc.*	71,900	1,468,198	—	—	71,900	1,468,198
TD Ameritrade Holding Corp. ‡	25,314	805,998	—	—	25,314	805,998
		43,079,580		7,488,892		50,568,472
3

	Acquired		Acquiring
	Mercer US Large Cap Value Equity Fund		Mercer US Large Cap Growth Equity Fund		Mercer US Large Cap Growth Equity Fund - Pro Forma Combined
Electric
AES Corp. ‡	107,451	1,051,945	—	—	107,451	1,051,945

Electrical Components & Equipment
Emerson Electric Co.	1,607	70,981	—	—	1,607	70,981
Mobileye NV* ‡	—	—	122,177	5,556,610	122,177	5,556,610
		70,981		5,556,610		5,627,591

Electronics
Fitbit, Inc. Class A* ‡	—	—	69,797	2,630,649	69,797	2,630,649
Tyco International Plc	42,573	1,424,493	—	—	42,573	1,424,493
		1,424,493		2,630,649		4,055,142

Engineering & Construction
AECOM*	30,300	833,553	—	—	30,300	833,553
Chicago Bridge & Iron Co. NV‡	24,700	979,602	—	—	24,700	979,602
Fluor Corp.	17,234	729,860	—	—	17,234	729,860
		2,543,015		—		2,543,015

Entertainment
Six Flags Entertainment Corp. ‡	10,250	469,245	—	—	10,250	469,245

Food
ConAgra Foods, Inc. ‡	22,819	924,398	—	—	22,819	924,398
General Mills, Inc.	—	—	107,925	6,057,830	107,925	6,057,830
Kellogg Co. ‡	16,930	1,126,691	—	—	16,930	1,126,691
Koninklijke Ahold NV, Sponsored ADR	168,271	3,279,602	—	—	168,271	3,279,602
Mondelez International, Inc. Class A ‡	19,557	818,851	—	—	19,557	818,851
Nestle SA, Sponsored ADR	—	—	81,700	6,147,108	81,700	6,147,108
Tyson Foods, Inc. Class A ‡	39,957	1,722,147	—	—	39,957	1,722,147
Whole Foods Market, Inc.	—	—	229,950	7,277,918	229,950	7,277,918
		7,871,689		19,482,856		27,354,545

Forest Products & Paper
International Paper Co. ‡	15,515	586,312	—	—	15,515	586,312

Gas
Energen Corp. ‡	11,689	582,814	—	—	11,689	582,814

Health Care – Products
Boston Scientific Corp.* ‡	39,003	640,039	—	—	39,003	640,039
DexCom, Inc.*	—	—	23,360	2,005,689	23,360	2,005,689
Edwards Lifesciences Corp.*	—	—	2,017	286,757	2,017	286,757
Intuitive Surgical, Inc.*	860	395,239	—	—	860	395,239
Johnson & Johnson ‡	37,910	3,538,899	—	—	37,910	3,538,899
Medtronic Plc ‡	27,861	1,865,015	—	—	27,861	1,865,015
Zimmer Biomet Holdings, Inc. ‡	7,376	692,828	—	—	7,376	692,828
		7,132020		2,292,446		9,424,466
4

	Acquired		Acquiring
	Mercer US Large Cap Value Equity Fund		Mercer US Large Cap Growth Equity Fund		Mercer US Large Cap Growth Equity Fund - Pro Forma Combined
Health Care – Services
Anthem, Inc. ‡‡	14,853	2,079,420	—	—	14,853	2,079,420
Quest Diagnostics, Inc. ‡	11,684	718,215	—	—	11,684	718,215
UnitedHealth Group, Inc. ‡	6,679	774,831	—	—	6,679	774,831
		3,572,466		—		3,572,466

Holding Companies – Diversified	27,700	549,014	—	—	27,700	549,014
Horizon Pharma Plc* ‡

Household Products & Wares
Tupperware Brands Corp.‡	12,300	608,727	—	—	12,300	608,727

Insurance
ACE, Ltd. ‡	25,705	2,657,897	—	—	25,705	2,657,897
Allstate Corp. ‡‡	29,023	1,690,300	—	—	29,023	1,690,300
American International Group, Inc. ‡‡	56,982	3,237,717	—	—	56,982	3,237,717
Aon Plc ‡	8,262	932,096	—	—	8,262	732,096
Cigna Corp. ‡	5,275	712,230	—	—	5,275	712,230
Hartford Financial Services Group, Inc. ‡‡	37,390	1,711,714	—	—	37,390	1,711,714
MetLife, Inc. ‡‡	94,289	4,445,726	—	—	94,289	4,445,726
Prudential Financial, Inc. ‡	24,041	1,832,165	—	—	24,041	1,832,165
Travelers Cos., Inc. ‡‡	34,315	3,415,372	—	—	34,315	3,415,372
Voya Financial, Inc. ‡‡	54,636	2,118,238	—	—	54,636	2,118,238
XL Group Plc ‡‡	66,666	2,421,309	—	—	66,666	2,421,309
		24,974,764		—		24,974,764

Internet
Alibaba Group Holding, Spons. ADR*	—	—	99,038	5,840,271	99,038	5,840,271
Amazon.com, Inc.*	—	—	16,068	8,225,049	16,068	8,225,049
Baidu, Inc., Sponsored ADR*	—	—	17,700	2,432,157	17,700	2,432,157
Check Point Software Technologies, Ltd.* ‡	7,310	579,902	—	—	7,310	579,902
eBay, Inc.* ‡	19,260	470,714	—	—	19,260	470,714
Facebook, Inc. Class A*	—	—	87,621	7,877,128	87,621	7,877,128
Google, Inc. Class A* ‡	1,986	1,267,803	20,655	12,676,232	22,641	13,944,035
Liberty Interactive Corp. QVC Group Class A* ‡	15,598	409,136	—	—	15,598	409,136
LinkedIn Corp. Class A*	—	—	34,040	6,472,025	34,040	6,472,025
MercadoLibre, Inc.‡	—	—	31,709	2,887,422	31,709	2,887,422
Priceline Group, Inc.*	—	—	13,282	16,427,974	13,282	16,427,974
Splunk, Inc.*	—	—	84,178	4,659,252	84,178	4,659,252
		2,727,555		67,497,510		70,225,065

Iron & Steel
Reliance Steel & Aluminum Co.	28,040	1,514,440	—	—	28,040	1,514,440

Leisure Time
Carnival Corp. ‡	30,075	1,494,728	—	—	30,075	1,494,728
5

	Acquired		Acquiring
	Mercer US Large Cap Value Equity Fund		Mercer US Large Cap Growth Equity Fund		Mercer US Large Cap Growth Equity Fund - Pro Forma Combined
Harley-Davidson, Inc. ‡	10,207	560,364	—	—	10,207	560,364
		2,055,092		—		2,055,092

Lodging
Marriott International, Inc. Class A	1,441	98,276	—	—	1,441	98,276
Starwood Hotels & Resorts Worldwide, Inc.	20,202	1,343,029	—	—	20,202	1,343,029
		1,441,305		—		1,441,305

Machinery - Construction & Mining
Caterpillar, Inc.	15,670	1,024,191	—	—	15,670	1,024,191
Terex Corp.	31,582	566,581	—	—	31,582	566,581
		1,590,772		—		1,590,772

Media
AMC Networks, Inc. Class A*	—	—	98,625	7,216,391	98,625	7,216,391
CBS Corp. Class B ‡‡	18,424	735,118	—	—	18,424	735,118
Comcast Corp. Class A ‡	15,928	905,985	—	—	15,928	905,985
Liberty Broadband Corp. Class C* ‡	8,938	457,357	—	—	8,938	457,357
Liberty Global Plc Series C* ‡	36,691	1,505,065	—	—	36,691	1,505,065
Liberty Global Plc LiLAC Class C* ‡	1,877	64,268	—	—	1,877	64,268
Liberty Media Corp. Series C* ‡	17,822	614,146	—	—	17,822	614,146
Scripps Networks Interactive, Inc. Class A	2,026	99,659	124,500	6,124,155	126,526	6,223,814
Sirius XM Holdings, Inc.*	379,915	1,420,882	—	—	379,915	1,420,882
Time Warner, Inc. ‡‡	16,467	1,132,106	120,675	8,296,407	137,142	9,428,513
Time, Inc. ‡	11,310	215,456	—	—	11,310	215,456
Tribune Media Co. Class A	34,000	1,210,400	—	—	34,000	1,210,400
Viacom, Inc. Class B ‡‡	47,712	2,058,773	—	—	47,712	2,058,773
Walt Disney Co.	—	—	69,525	7,105,455	69,525	7,105,455
		10,419,215		28,742,408		39,161,623

Metal Fabricate & Hardware
Precision Castparts Corp. ‡	1,946	447,016	—	—	1,946	447,016

Mining
Barrick Gold Corp. ‡	36,682	233,298	—	—	36,682	233,298
Newmont Mining Corp. ‡	27,688	444,946	—	—	27,688	444,946
Vulcan Materials Co. ‡	19,337	1,724,860	—	—	19,337	1,724,860
		2,403,104		—		2,403,104

Miscellaneous - Manufacturing
Acuity Brands, Inc.	—	—	13,050	2,291,319	13,050	2,291,319
Crane Co. ‡	5,708	266,050	—	—	5,708	266,050
Eaton Corp. Plc	14,800	759,240	—	—	14,800	759,240
Honeywell International, Inc. ‡	17,690	1,675,066	—	—	17,690	1,675,066
Illinois Tool Works, Inc.	27,991	2,303,939	—	—	27,991	2,303,939
Ingersoll-Rand Plc ‡‡	33,346	1,692,976	—	—	33,346	1,692,976
Parker-Hannifin Corp.	9,050	880,565	—	—	9,050	880,565
6

	Acquired		Acquiring
	Mercer US Large Cap Value Equity Fund		Mercer US Large Cap Growth Equity Fund		Mercer US Large Cap Growth Equity Fund - Pro Forma Combined
Pentair Plc	20,689	1,055,967	—	—	20,689	1,055,967
Textron, Inc. ‡	10,569	397,817	—	—	10,569	397,817
		9,031,620		2,291,319		11,322,939

Office & Business Equipment
Avery Dennison Corp. ‡	8,345	472,077	—	—	8,345	472,077
Xerox Corp.	82,083	798,667	—	—	82,083	798,667
		1,270,744		—		1,270,744

Oil & Gas
Anadarko Petroleum Corp. ‡	18,731	1,131,165	—	—	18,731	1,131,165
Apache Corp.	16,440	643,790	—	—	16,440	643,790
BP Plc, Sponsored ADR	114,502	3,499,181	—	—	114,502	3,499,181
Canadian Natural Resources, Ltd. ‡‡	101,118	1,966,745	—	—	101,118	1,966,745
Cimarex Energy Co.	11,500	1,178,520	—	—	11,500	1,178,520
Continental Resources, Inc.*	33,800	979,186	—	—	33,800	979,186
Devon Energy Corp.	15,200	563,768	—	—	15,200	563,768
EOG Resources, Inc. ‡	56,134	4,086,555	—	—	56,134	4,086,555
EQT Corp. ‡	4,691	303,836	—	—	4,691	303,836
Hess Corp.	37,684	1,886,461	—	—	37,684	1,886,461
Marathon Petroleum Corp. ‡‡	58,274	2,699,835	—	—	58,274	2,699,835
Occidental Petroleum Corp. ‡‡	114,363	7,565,113	—	—	114,363	7,565,113
Phillips 66 ‡‡	83,418	6,409,839	—	—	83,418	6,409,839
QEP Resources, Inc. ‡	35,670	446,945	—	—	35,670	446,945
Rice Energy, Inc.* ‡	8,201	132,528	—	—	8,201	132,528
		33,493,467		—		33,493,467

Oil & Gas Services
FMC Technologies, Inc.*	—	—	52,900	1,639,900	52,900	1,639,900
Halliburton Co.	53,180	1,879,913	—	—	53,180	1,879,913
National Oilwell Varco, Inc.	25,092	944,714	—	—	25,092	944,714
Schlumberger, Ltd. ‡‡	32,692	2,254,767	32,500	2,241,525	65,192	4,496,292
		5,079,394		3,881,425		8,960,819

Packaging & Containers
Crown Holdings, Inc.* ‡	19,145	875,884	—	—	19,145	875,884
Packaging Corp. of America ‡	13,670	822,387	—	—	13,670	822,387
WestRock Co. ‡	14,428	742,176	—	—	14,428	742,176
		2,440,447		—		2,440,447

Pharmaceuticals
AbbVie, Inc. ‡‡	42,343	2,303,883	—	—	42,343	2,303,883
BioMarin Pharmaceutical, Inc.*	—	—	29,100	3,064,812	29,100	3,064,812
Bristol-Myers Squibb Co. ‡	10,437	617,870	73,420	4,346,464	83,857	4,964,334
Cardinal Health, Inc. ‡	20,700	1,590,174	—	—	20,700	1,590,174
Eli Lilly & Co. ‡	15,902	1,330,838	—	—	15,902	1,330,838
Endo International Plc*	9,400	651,232	—	—	9,400	651,232
Express Scripts Holding Co.* ‡‡	38,641	3,128,375	—	—	38,641	3,128,375
7

	Acquired		Acquiring
	Mercer US Large Cap Value Equity Fund		Mercer US Large Cap Growth Equity Fund		Mercer US Large Cap Growth Equity Fund - Pro Forma Combined
Gilead Sciences, Inc. ‡	18,203	1,787,353	—	—	18,203	1,787,353
Jazz Pharmaceuticals Plc*	3,500	464,835	—	—	3,500	464,835
Mallinckrodt Plc*	8,900	569,066	—	—	8,900	569,066
Merck & Co., Inc. ‡‡	91,998	4,543,781	—	—	91,998	4,543,781
Mylan NV*	14,200	571,692	—	—	14,200	571,692
Novo Nordisk AS, Sponsored ADR	—	—	50,724	2,751,270	50,724	2,751,270
Pfizer, Inc. ‡‡	203,655	6,396,804	—	—	203,655	6,396,804
Shire Plc, ADR ‡	2,099	430,778	—	—	2,099	430,778
Teva Pharmaceutical Industries, Ltd., Sponsored ADR ‡	7,428	419,385	—	—	7,428	419,385
ZS Pharma, Inc.* ‡	6,700	439,922	—	—	6,700	439,922
		25,245,988		10,162,546		35,408,534

REITS
American Homes 4 Rent Class A ‡	19,357	311,260	—	—	19,357	311,260
Communications Sales & Leasing, Inc.* ‡	30,672	549,029	—	—	30,672	549,029
Hatteras Financial Corp.	60,200	912,030	—	—	60,200	912,030
Two Harbors Investment Corp.	99,830	880,501	—	—	99,830	880,501
		2,652,820		—		2,652,820

Retail
Bed Bath & Beyond, Inc.*	43,015	2,452,715	—	—	43,015	2,452,715
Cheesecake Factory, Inc.	—	—	84,400	4,554,224	84,400	4,554,224
Chipotle Mexican Grill, Inc.*	—	—	5,500	3,961,375	5,500	3,961,375
CVS Health Corp. ‡	28,888	2,787,114	36,370	3,508,978	65,258	6,296,092
Darden Restaurants, Inc.	2,960	202,879	—	—	2,960	202,879
Dillard’s, Inc. Class A‡	5,200	454,428	—	—	5,200	454,428
Gap, Inc.	12,859	366,482	—	—	12,859	366,482
Kohl’s Corp.	8,359	387,105	—	—	8,359	387,105
Lowe’s Cos., Inc.	8,443	581,892	—	—	8,443	581,892
Lululemon Athletica, Inc.* ‡	—	—	88,995	4,507,597	88,995	4,507,597
Macy’s, Inc. ‡‡	27,257	1,398,829	—	—	27,257	1,398,829
McDonald’s Corp.	—	—	81,550	8,035,121	81,550	8,035,121
Michael Kors Holdings, Ltd.*	55,700	2,352,768	—	—	55,700	2,352,768
PVH Corp. ‡	6,251	637,227	—	—	6,251	637,227
Rite Aid Corp.* ‡	73,687	447,280	—	—	73,687	447,280
Staples, Inc. ‡	32,004	375,407	—	—	32,004	375,407
Starbucks Corp.	—	—	35,500	2,017,820	35,500	2,017,820
Target Corp. ‡	21,353	1,679,627	—	—	21,353	1,679,627
Wal-Mart Stores, Inc.	—	—	103,775	6,728,771	103,775	6,728,771
Williams-Sonoma, Inc.	—	—	81,900	6,253,065	81,900	6,253,065
		14,123,753		39,566,951		53,690,704

Semiconductors
Applied Materials, Inc. ‡‡	118,692	1,743,585	—	—	118,692	1,743,585
ARM Holdings Plc, Sponsored ADR	—	—	34,730	1,502,072	34,730	1,502,072
ASML Holding NV‡	—	—	24,500	2,155,510	24,500	2,155,510
Lam Research Corp.	13,900	908,087	—	—	13,900	908,087
8

	Acquired		Acquiring
	Mercer US Large Cap Value Equity Fund		Mercer US Large Cap Growth Equity Fund		Mercer US Large Cap Growth Equity Fund - Pro Forma Combined
Microchip Technology, Inc.‡	16,512	711,502	—	—	16,512	711,502
Micron Technology, Inc.* ‡‡	157,459	2,358,736	—	—	157,459	2,358,736
NXP Semiconductors NV* ‡	9,518	828,732	—	—	9,518	828,732
Skyworks Solutions, Inc.	—	—	26,470	2,229,039	26,470	2,229,039
Texas Instruments, Inc. ‡	20,651	1,022,638	—	—	20,651	1,022,638
		7,573,280		5,886,621		13,459,901

Software
Activision Blizzard, Inc. ‡	40,791	1,260,034	—	—	40,791	1,260,034
Adobe Systems, Inc.*	—	—	57,200	4,702,984	57,200	4,702,984
athenahealth, Inc.* ‡	—	—	15,700	2,093,595	15,700	2,093,595
Cerner Corp.*	—	—	40,100	2,404,396	40,100	2,404,396
Citrix Systems, Inc.* ‡	6,099	422,539	—	—	6,099	422,539
Microsoft Corp. ‡	60,315	2,669,542	—	—	60,315	2,669,542
Oracle Corp. ‡	72,789	2,629,138	—	—	72,789	2,629,138
Salesforce.com, Inc.*	—	—	45,000	3,124,350	45,000	3,124,350
ServiceNow, Inc.*	—	—	39,700	2,757,165	39,700	2,757,165
		6,981,253		15,082,490		22,063,743

Telecommunications
ARRIS Group, Inc.*	29,780	773,387	—	—	29,780	773,387
AT&T, Inc. ‡‡	89,148	2,904,442	—	—	89,148	2,904,442
CenturyLink, Inc.	55,930	1,404,962	—	—	55,930	1,404,962
China Mobile, Ltd., Sponsored ADR‡	34,200	2,034,900	—	—	34,200	2,034,900
Cisco Systems, Inc. ‡‡	312,126	8,193,307	—	—	312,126	8,193,307
Corning, Inc.	98,763	1,690,823	—	—	98,763	1,690,823
Harris Corp. ‡	12,901	943,708	—	—	12,901	943,708
Juniper Networks, Inc.	32,793	843,108	—	—	32,793	843,108
Mobile Telesystems PJSC, Spons. ADR	79,732	575,665	—	—	79,732	575,665
Palo Alto Networks, Inc.*	—	—	8,000	1,376,000	8,000	1,376,000
Verizon Communications, Inc. ‡‡	85,922	3,738,466	—	—	85,922	3,738,466
Vodafone Group Plc, Sponsored ADR	10,042	318,733	—	—	10,042	318,733
		23,421,501		1,376,000		24,797,501
Transportation
FedEx Corp.	11,604	1,670,744	—	—	11,604	1,670,744
United Parcel Service, Inc. Class B	—	—	75,650	7,465,899	75,650	7,465,899
		1,670,744		7,465,899		9,136,643

TOTAL COMMON STOCKS		330,610,604		338,829,217		669,439,821

SHORT-TERM INVESTMENTS
Bank Deposit
State Street Bank & Trust Euro Time Deposit, 0.01%, due 10/01/15	20,609,239	20,609,239	24,258,364	24,258,364	44,867,603	44,867,603

Securities Lending Collateral
State Street Institutional U.S. Government Money Market Fund, Premier Class***	6,345,778	6,345,778	28,055,206	28,055,206	34,400,984	34,400,984
9

	Acquired	Acquiring
	Mercer US Large Cap Value Equity Fund	Mercer US Large Cap Growth Equity Fund	Mercer US Large Cap Growth Equity Fund - Pro Forma Combined
TOTAL SHORT-TERM INVESTMENTS	26,955,017	52,313,570	79,268,587

TOTAL INVESTMENTS(a)	357,565,621	391,142,787	748,708,408
Other assets and liabilities (net)	(7,139,521)	(30,755,459)	(37,894,980)
NET ASSETS	$350,426,100	$360,387,328	$710,813,428
(a) Investments, at cost	$369,798,588	$377,729,001	$747,527,589

ADR American Depository Receipt

* Non-income producing security

‡ All or a portion of this security is out on loan

*** Represents an investment of securities lending cash collateral

‡‡ All or a portion of this security to be sold in connection with the Reorganization

Futures Contracts

		Mercer US Large Cap Value Equity Fund
Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
NASDAQ 100 E-mini Index	—	—	—	$—
S&P 500 E-mini Index	140	Dec-15	13,360,900	(205,038)
S&P Mid 400 E-mini Index	17	Dec-15	2,316,930	(61,522)
				$(266,560)

		Mercer US Large Cap Growth Equity Fund
	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
NASDAQ 100 E-mini Index	59	Dec-15	4,912,340	$(112,530)
S&P 500 E-mini Index	99	Dec-15	9,448,065	(108,226)
S&P Mid 400 E-mini Index	15	Dec-15	2,044,350	(50,386)
				$(271,142)

		Mercer US Large Cap Growth Equity Fund - Proforma
	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
NASDAQ 100 E-mini Index	59	Dec-15	4,912,340	$(112,530)
S&P 500 E-mini Index	239	Dec-15	22,808,965	(313,264)
S&P Mid 400 E-mini Index	32	Dec-15	4,361,280	(111,908)
				$(537,702)
10

Reorganization Between Mercer US Large Cap Value Equity

Fund and Mercer US Large Cap Growth Equity Fund

Pro Forma Statement of Assets and Liabilities

At September 30, 2015 (Unaudited)

	Acquired	Acquiring
	Mercer US Large Cap Value Equity Fund	Mercer US Large Cap Growth Equity Fund	Adjustments		Mercer US Large Cap Growth Equity Fund - Combined Pro Forma Portfolio
Assets:
Investments, at value	$357,565,621	$391,142,787	—		$748,708,408
Cash	25,510	45,172	—		70,682
Receivable for investments sold	2,387,404	2,996,597	—		5,384,001
Dividend and interest receivable	437,639	269,322	—		706,961
Cash collateral held at broker on open futures contracts	806,000	792,000	—		1,598,000
Receivable for variation margin on open futures contracts	272,210	302,375	—		574,585
Foreign tax reclaims receivable	7,038	186,424	—		193,462
Securities lending income receivable	7,385	37,410	—		44,795
Prepaid expenses	5,229	5,522	—		10,751
Total assets	361,514,036	395,777,609	—		757,291,645
Liabilities:
Payable for investments purchased	4,524,189	7,117,450	—		11,641,639
Obligation to return securities lending collateral	6,345,778	28,055,206	—		34,400,984
Payable to affiliate for: Advisory fees	154,122	163,563	—		317,685
Accrued expenses	63,847	54,062	—		117,909
Total liabilities	11,087,936	35,390,281	—		46,478,217
Net Assets	$350,426,100	$360,387,328	$—		$710,813,428
Net Assets Consist of:
Paid-in capital	320,321,117	310,482,671	42,604,752	(a)	673,408,540
Accumulated undistributed (distributions in excess of) net investment income	4,315,181	1,225,369	(4,315,181	)(a)	1,225,369
Accumulated net realized gain (loss)	38,289,571	35,536,644	(38,289,571	)(a)	35,536,644
Net unrealized appreciation (depreciation) on:
investments, futures contracts and foreign currencies	(12,499,769)	13,142,644	—		642,875
Net Assets	$350,426,100	$360,387,328	$—		$710,813,428
Net Assets Attributable to:
Class Y-3 shares	$350,426,100	$360,387,328	$—		$710,813,428
Shares Outstanding:
Class Y-3 shares	33,604,780	34,251,157	(294,314	)(b)	67,561,623
Net Asset Value Per Share:
Class Y-3 shares	$10.43	10.52	(10.43	)(c)	10.52
Investments, at cost	$369,798,588	$377,729,001	$—		$747,527,589

(a)-(h) See Note 2 of the Notes to the Pro Forma Financial Statements.

11

Pro Forma Statement of Operations
For the twelve-month period ended September 30, 2015 (Unaudited)

	Acquired	Acquiring
	Mercer US Large Cap Value Equity Fund	Mercer US Large Cap Growth Equity Fund	Adjustments		Mercer US Large Cap Growth Equity Fund - Combined Pro Forma Portfolio
Investment Income:

Interest	$2,283	2,162	—		4,445
Dividends	7,623,375	3,788,442	—		11,411,817
Securities lending income	32,360	56,096	—		88,456
Securities lending income— affiliated	27,540	32,470	—		60,010
Withholding taxes	(56,885)	(202,084)	—		(258,969)
Other income— affiliated	2,506	1,172	—		3,678
Total investment income	7,631,179	3,678,258	—		11,309,437

Expenses:
Advisory fees	1,994,105	2,085,436	(79,749	)(d)	3,999,792
Transfer agent fees	22,477	22,691	(22,477	)(e)	22,691
Custodian and fund accounting fees	143,565	91,610	(2,594	)(f)	232,581
Audit fees	47,314	47,312	(35,288	)(g)	59,338
Legal fees	46,579	46,514	—		93,093
Trustees fees	19,406	19,560	—		38,966
Registration fees	30,500	33,045	(26,110	)(h)	37,435
Interest expense	508	403	—		911
Miscellaneous	18,466	19,452	—		37,918
Total expenses	2,322,920	2,366,023	(166,218)		4,522,725
Expenses waived and/or reimbursed:
Fee reductions	(5,559)	(5,564)	—		(11,123)
Net expenses	2,317,361	2,360,459	(166,218)		4,511,602

Net Investment Income	5,313,818	1,317,799	166,218		6,797,835

Net Realized Gain (Loss) on Transactions From:
Investments	44,976,918	41,964,505	—		86,941,423
Foreign currency transactions	(715,643)	215,796	—		(499,847)
Forward foreign currency contracts and foreign currency related translations	185,785	—	—		185,785
Net realized gain	44,447,060	42,180,301	—		86,627,361
			—
Net Change in Unrealized Appreciation (Depreciation) on:			—

Investments	(74,521,843)	(28,987,028)	—		(103,508,871)

Translation of assets and liabilities denominated in foreign currencies	(72,149)	(70,645)	—		(142,794)
Forward foreign currency contracts and foreign currency related translations	(186,909)	—	—		(186,909)
Net change in unrealized appreciation (depreciation)	(74,780,901)	(29,057,673)	—		(103,838,574)

Net realized and Change in Unrealized Gain (Loss)	(30,333,841)	13,122,628	—		(17,211,213)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(25,020,023)	14,440,427	166,218		(10,413,378)

(a)-(h) See Note 2 of the Notes to the Pro Forma Financial Statements.

12

Notes to Combined Pro Forma Financial Statements of

Mercer US Large Cap Growth Equity Fund and Mercer US Large Cap Value Equity Fund

September 30, 2015 (Unaudited)

1.	General

The unaudited pro forma financial statements give effect to the proposed reorganization of Mercer US Large Cap Value Equity Fund (“Large Cap Value” or the “Acquired Fund”) in exchange for shares of Mercer US Large Cap Growth Equity Fund (“Large Cap Growth” or the “Acquiring Fund”), at net asset value (the “Reorganization”). Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Large Cap Growth, and the results of operations of Large Cap Value for pre-combination periods will not be restated. Large Cap Growth will be the accounting survivor for financial reporting purposes.

The Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis the shareholders of the Acquired Fund held in their shares of the Acquired Fund immediately before the Reorganization. At September 30, 2015, the Acquired and Acquiring Funds did not have any capital loss carryforwards.

The unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund as described elsewhere in the Information Statement/Prospectus relating to the Reorganization.

The Acquired Fund’s net annual operating expenses were 0.62% for Class Y-3, as of September 30, 2015. The Acquiring Fund’s net annual operating expenses were 0.63% for Class Y-3, as of September 30, 2015. As a result of the Reorganization, the Acquiring Fund’s pro forma operating expenses are expected to be 0.60% for Class Y-3.

2.	Pro Forma Adjustments

The Pro Forma adjustments below reflect the impact of the Reorganization.

(a)	To adjust the Pro Forma Funds Shares of beneficial interest by the undistributed net investment income and accumulated net realized gain amounts of the Acquired Fund.

(b)	To adjust Shares Outstanding of the Pro Forma Fund based on combining the Acquired Fund at the Acquiring Fund’s net asset value.

(c)	To adjust Net Asset Value and Offering Price Per Share of the Pro Forma Fund based on combining the Acquired Fund at the Acquiring Fund’s net asset value.

(d)	To restate Advisory fees using the Acquired Fund’s advisory fee rates for the Pro Forma Fund at the combined average daily net assets of the Acquired Fund and Acquiring Fund.

(e)	To remove duplicate Transfer agent fees.

(f)	To remove duplicate Custodian and fund accounting fees.

(g)	To remove duplicate Audit fees.

(h)	To remove duplicate Registration fees.

3.	Significant Accounting Policies

The following are significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in

2

conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Security Valuation

Each Fund’s investments are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day when the NYSE is open. Portfolio securities listed on an exchange normally are valued at the last sale or official closing price on the day on which the securities are valued or, lacking any sales on such day, at the last available bid price using prices as of the close of trading. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or the applicable Subadvisor as the primary market for such securities. Securities traded in the over-the-counter (“OTC”) market and listed on the NASDAQ Stock Market (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price; other OTC securities are valued at the last bid price available prior to valuation (other than short-term investments, which are valued as described below). The Funds may invest in securities that are traded in foreign markets. Foreign securities will be converted into U.S. dollar equivalents based on the exchange rate in effect at a uniform time on each business day. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board of Trustees of the Trust (the “Board”) has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments in open-end investment companies are valued at their net asset value (“NAV”) per share.

Certain fixed-income securities may be valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the securities or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, as well as bonds and other securities with few dealer quotations, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Each such determination is based on consideration of relevant factors, and judgment is made by or at the direction of the Board. Each Fund values its investments for which market quotations are readily available at market value. Each Fund may value short-term investments that will mature within 60 days or less by using pricing service quotations or at amortized cost, provided that such amortized cost approximates market value.

Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, synthetic futures or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker/dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

Senior secured floating rate loans and senior secured floating rate debt securities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, yield curves, prepayment speeds, tranche type, industry, company performance, spread, individual trading characteristics, institutional size trading in similar groups of securities and other market data.

The Board has delegated its responsibility for valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable Subadvisor) do not otherwise accurately reflect the fair values of the securities, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The application of fair value pricing represents a good faith determination based on specific procedures performed under the supervision of the Board. Due to the subjective nature of fair value pricing, there can be no assurance that a Fund could

3

realize the fair value assigned to the security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV per share. A Fund’s value for a particular security may be different from the last quoted market price.

The Funds follow a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices unadjusted in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”) or when-issued securities approximate fair value and are determined using Level 2 inputs, as of September 30, 2015. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker for futures contracts are determined using Level 1 inputs as of September 30, 2015.

The following is a summary of the inputs used as of September 30, 2015 and pro forma in valuing the assets and liabilities for which fair valuation was used:

	Acquired Mercer US Large Cap Value Equity Fund				Acquiring Mercer US Large Cap Growth Equity Fund				Proforma Mercer US Large Cap Growth Equity Fund
Description	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks
Advertising	$1,200,453	$—	$—	$1,200,453	$5,509,833	—	—	$5,509,833	$6,710,286	$—	$—	$6,710,286
Aerospace & Defense	13,596,831	—	—	13,596,831	—	—	—	—	13,596,831	—	—	13,596,831
Agriculture	73,648	—	—	73,648	2,671,142	—	—	2,671,142	2,744,790	—	—	2,744,790
Airlines	7,754,958	—	—	7,754,958	—	—	—	—	7,754,958	—	—	7,754,958
Apparel	—	—	—	—	23,669,086	—	—	23,669,086	23,669,086			23,669,086
Auto Manufacturers	7,043,957	—	—	7,043,957	3,059,791	—	—	3,059,791	10,103,748	—	—	10,103,748
Auto Parts & Equipment	3,387,162	—	—	3,387,162	—	—	—	—	3,387,162	—	—	3,387,162
Banks	16,858,867	—	—	16,858,867	—	—	—	—	16,858,867	—	—	16,858,867
Beverages	6,670,529	—	—	6,670,529	14,931,094	—	—	14,931,094	21,601,623	—	—	21,601,623
Biotechnology	275,010	—	—	275,010	35,786,358	—	—	35,786,358	36,061,368	—	—	36,061,368
Building Materials	1,609,976	—	—	1,609,976	—	—	—	—	1,609,976	—	—	1,609,976
Chemicals	9,640,098	—	—	9,640,098	—	—	—	—	9,640,098	—	—	9,640,098
Commercial Services	275,985	—	—	275,985	20,272,175	—	—	20,272,175	20,548,160	—	—	20,548,160
Computers	11,454,622	—	—	11,454,622	13,525,116	—	—	13,525,116	24,979,738	—	—	24,979,738
Cosmetics & Personal Care	667,933	—	—	667,933	—	—	—	—	667,933	—	—	667,933
Diversified Financial Services	43,079,580	—	—	43,079,580	7,488,892	—	—	7,488,892	50,568,472	—	—	50,568,472
Electric	1,051,945	—	—	1,051,945	—	—	—	—	1,051,945	—	—	1,051,945
Electrical Components & Equipment	70,981	—	—	70,981	5,556,610	—	—	5,556,610	5,627,591	—	—	5,627,591
Electronics	1,424,493	—	—	1,424,493	2,630,649	—	—	2,630,649	4,055,142	—	—	4,055,142
Engineering & Construction	2,543,015	—	—	2,543,015	—	—	—	—	2,543,015	—	—	2,543,015
Entertainment	469,245	—	—	469,245	—	—	—	—	469,245	—	—	469,245
Food	7,871,689	—	—	7,871,689	19,482,856	—	—	19,482,856	27,354,545	—	—	27,354,545
Forest Products & Paper	586,312	—	—	586,312	—	—	—	—	586,312	—	—	586,312
Gas	582,814	—	—	582,814	—	—	—	—	582,814	—	—	582,814
Health Care - Products	7,132,020	—	—	7,132,020	2,292,446	—	—	2,292,446	9,424,466	—	—	9,424,466
Health Care - Services	3,572,466	—	—	3,572,466	—	—	—	—	3,572,466	—	—	3,572,466
Holding Companies - Diversified	549,014	—	—	549,014	—	—	—	—	549,014	—	—	549,014
Household Products & Wares	608,727	—	—	608,727	—	—	—	—	608,727	—	—	608,727
Insurance	24,974,764	—	—	24,974,764	—	—	—	—	24,974,764	—	—	24,974,764
Internet	2,727,555	—	—	2,727,555	67,497,510	—	—	67,497,510	70,225,065	—	—	70,225,065
Iron & Steel	1,514,440	—	—	1,514,440	—	—	—	—	1,514,440	—	—	1,514,440
Leisure Time	2,055,092	—	—	2,055,092	—	—	—	—	2,055,092	—	—	2,055,092
Lodging	1,441,305	—	—	1,441,305	—	—	—	—	1,441,305	—	—	1,441,305
Machinery - Construction & Mining	1,590,772	—	—	1,590,772	—	—	—	—	1,590,772	—	—	1,590,772
Media	10,419,215	—	—	10,419,215	28,742,408	—	—	28,742,408	39,161,623	—	—	39,161,623
Metal Fabricate & Hardware	447,016	—	—	447,016	—	—	—	—	447,016	—	—	447,016
4

	Acquired Mercer US Large Cap Value Equity Fund				Acquiring Mercer US Large Cap Growth Equity Fund				Proforma Mercer US Large Cap Growth Equity Fund
Description	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Mining	2,403,104	—	—	2,403,104	—	—	—	—	2,403,104	—	—	2,403,104
Miscellaneous - Manufacturing	9,031,620	—	—	9,031,620	2,291,319	—	—	2,291,319	11,322,939	—	—	11,322,939
Office & Business Equipment	1,270,744	—	—	1,270,744	—	—	—	—	1,270,744	—	—	1,270,744
Oil & Gas	33,493,467	—	—	33,493,467	—	—	—	—	33,493,467	—	—	33,493,467
Oil & Gas Services	5,079,394	—	—	5,079,394	3,881,425	—	—	3,881,425	8,960,819	—	—	8,960,819
Packaging & Containers	2,440,447	—	—	2,440,447	—	—	—	—	2,440,447	—	—	2,440,447
Pharmaceuticals	25,245,988	—	—	25,245,988	10,162,546	—	—	10,162,546	35,408,534	—	—	35,408,534
REITS	2,652,820	—	—	2,652,820	—	—	—	—	2,652,820	—	—	2,652,820
Retail	14,123,753	—	—	14,123,753	39,566,951	—	—	39,566,951	53,690,704	—	—	53,690,704
Semiconductors	7,573,280	—	—	7,573,280	5,886,621	—	—	5,886,621	13,459,901	—	—	13,459,901
Software	6,981,253	—	—	6,981,253	15,082,490	—	—	15,082,490	22,063,743	—	—	22,063,743
Telecommunications	23,421,501	—	—	23,421,501	1,376,000	—	—	1,376,000	24,797,501	—	—	24,797,501
Transportation	1,670,744	—	—	1,670,744	7,465,899	—	—	7,465,899	9,136,643	—	—	9,136,643
Total Common Stocks	$330,610,604	$—	$—	$330,610,604	$338,829,217	$—	$—	$338,829,217	$669,439,821	$—	$—	$669,439,821
Short-Term Investments
Bank Deposits	—	20,609,239	—	20,609,239	—	24,258,364	—	24,258,364	—	44,867,603	—	44,867,603
Securities Lending Collateral	—	6,345,778	—	6,345,778	—	28,055,206	—	28,055,206	—	34,400,984	—	34,400,984
Total Short-Term Investments	$—	$26,955,017	$—	$26,955,017	$—	$52,313,570	$—	$52,313,570	$—	$79,268,587	$—	$79,268,587
Total Investments	$330,610,604	$26,955,017	$—	$357,565,621	$338,829,217	$52,313,570	$—	$391,142,787	$669,439,821	$79,268,587	$—	$748,708,408

LIABILITIES VALUATION INPUT

Futures Contracts
Buys	(266,560)	—	—	(266,560)	(271,142)	—	—	(271,142)	(537,702)	—	—	(537,702)
Total Futures Contracts	$(266,560)	$—	$—	$(266,560)	$(271,142)	$—	$—	$(271,142)	$(537,702)	$—	$—	$(537,702)
Total	$(266,560)	$—	$—	$(266,560)	$(271,142)	$—	$—	$(271,142)	$(537,702)	$—	$—	$(537,702)

For financial statement reporting purposes, the Funds recognize transfers between Levels as of the end of the reporting period.

Investments in Derivative Instruments

At September 30, 2015 and during the period then ended, the Funds had the following derivatives and transactions in derivatives, grouped into appropriate risk categories:

Large Cap Growth

Liability Derivatives

	Equity Risk	Total
Futures Contracts(1)	$(271,142)	$(271,142)
Total Value	$(271,142)	$(271,142)

Net Realized Gain (Loss)

	Equity Risk	Total
Futures Contracts(2)	$(592,922)	$(592,922)
Total Realized Gain (Loss)	$(592,922)	$(592,922)

Change in Appreciation (Depreciation)

	Equity Risk	Total
Futures Contracts(3)	$(96,082)	$(96,082)
Total Change in Appreciation (Depreciation)	$(96,082)	$(96,082)
5

Number of Contracts, Notional Amounts or Shares/Units(4)

	Equity Risk	Total
Futures Contracts	131	131

Large Cap Value

Liability Derivatives

	Equity Risk	Total
Futures Contracts(1)	$(266,560)	$(266,560)
Total Value	$(266,560)	$(266,560)

Net Realized Gain (Loss)

	Equity Risk	Total
Futures Contracts(2)	$(1,248,605)	$(1,248,605)
Total Realized Gain (Loss)	$(1,248,605)	$(1,248,605)

Change in Appreciation (Depreciation)

	Equity Risk	Total
Futures Contracts(3)	$(135,526)	$(135,526)
Total Change in Appreciation (Depreciation)	$(135,526)	$(135,526)

Number of Contracts, Notional Amounts or Shares/Units(4)

	Equity Risk	Total
Futures Contracts	142	142

(1) Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities. Synthetic futures are presented as Synthetic futures, at value within the Statements of Assets and Liabilities.

(2) Statements of Operations location: Amounts are included in Net realized gain (loss) on closed futures contracts.

(3) Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Open futures contracts.

(4) Amounts disclosed represent average number of contracts, notional amounts, or shares outstanding for the months that the Funds held such derivatives during the period ended September 30, 2015.

(b) Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for amortization of premium and discounts for debt securities. Income is not recognized, nor are premium and discount amortized, on securities for which collection is not expected. Withholding taxes on foreign dividend, interest, and capital gains have been provided for in accordance with the respective country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income on inflation indexed securities is accrued daily based upon an inflation-adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified-cost basis.

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(c) Cash and short term investments

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency.

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of the Fund’s net assets. Cash equivalent holdings may be in any currency. When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

(d) Securities lending

A Fund may lend its portfolio securities to qualified broker/dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current fair value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate fair value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. A liability for cash collateral is reflected in the Statements of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

The Funds may from time to time participate in a securities lending program under which the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”) acting as securities lending agent, is authorized to lend Fund portfolio securities to qualified broker/dealers and financial institutions that post appropriate collateral. The Custodian has agreed to indemnify the Funds in case of default of any security borrower.

Securities on loan are fully collateralized and the collateral was equal to or exceeded the securities on loan at September 30, 2015. Cash collateral is invested in the State Street Institutional U.S. Government Money Market Fund, Premier Class. The Custodian receives a portion of the interest earned on any reinvested collateral. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2015 were as follows:

	Market Value of Loaned Securities	Value of Cash Collateral	Value of Non- Cash Collateral
Large Cap Growth	$28,372,509	$28,055,206	$113,036
Large Cap Value	6,414,832	6,345,778	—

The Funds have adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in repurchase agreements and other similar transactions that are accounted for as secured borrowing.

For Large Cap Growth and Large Cap Value, all of the securities on loan are classified as Common Stocks in each Fund’s Schedule of Investments at September 30, 2015.

(e) Repurchase agreements

A Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement (“MRA”) where the Fund purchases securities from a bank or broker/dealer who simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase

7

agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to a seller secured by the securities transferred to the Fund. Repurchase agreements are fully collateralized and the collateral is marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund. See each Fund’s Schedule of Investments for a listing of open repurchase agreements as of September 30, 2015.

(f) Swaps

Swap contracts are derivatives in the form of a contract or similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default, and index swaps, and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

The equity swaps in which the Funds may invest involve agreements with counterparty. The return to the Funds on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The Funds will only enter into an equity swap contract on a net basis, i.e., the two parties’ obligations are netted out, with the Funds paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

A Fund will accrue for interim payments on swap contracts on a daily basis, with the net amount recorded as interest payable or receivable on swap contracts on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap contracts, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts (swap contracts, at value on the Statements of Assets and Liabilities).

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of realized gain (loss) on the Statements of Operations.

The swaps in which the Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. The Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor or Subadvisor is incorrect in its forecasts of market values,

8

interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that Subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If a Subadvisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. See each Fund’s Schedule of Investments for a listing of open swap agreements as of September 30, 2015.

(g) Futures

A futures contract is a contractual agreement to buy or sell a specific amount of a commodity or financial instrument at a predetermined price on a stipulated future date. A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies. Futures contracts may be opened to protect against the adverse effects of fluctuations in security prices, interest rates, or foreign exchange rates without actually buying or selling the securities or foreign currency. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

A purchase of a futures contract means the acquisition of a contractual right of a Fund to obtain delivery of the securities, indices or foreign currency underlying the contract at a specified price on a specified future date. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities, indices or foreign currency underlying the contract at a specified price on a specified date.

When a Fund enters into a futures contract, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Futures contracts are marked-to-market daily, depending upon changes in the price of the underlying securities, indices or foreign currencies subject to the futures contracts, and the change in value is recorded by the Fund as a variation margin payable or receivable. The Fund recognizes gains and losses on futures contracts in addition to the variation margin, which gains and losses are considered realized at the time the contracts expire or close.

A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission (“CFTC”) for sale to customers in the United States, or on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and a Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

Where the futures market is not as developed or where the regulations prevent or make it disadvantageous to trade futures, Emerging Markets will utilize synthetic futures as part of the country selection strategy implementation. A synthetic future operates like a swap transaction and uses equity index swaps on equity index futures. These are marked to market daily and the change in value is recorded as unrealized gain or loss in the Statement of Operations.

During the period ended September 30, 2015, Large Cap Growth and Large Cap Value used futures to equitize cash. See each Fund’s Schedule of Investments for a listing of open futures contracts as of September 30, 2015.

9

(h) Options

The Funds may purchase and sell (write) put and call options on debt securities, currencies and indices to enhance investment performance, manage duration, or protect against changes in market prices. The Funds may also buy and sell combinations of put and call options on the same underlying security, currency or index. Short (sold) options positions will generally be hedged by the Funds with cash, cash equivalents, current portfolio security holdings, or other options or futures positions.

The Funds may enter into swap options (“swaptions”). A swaption is a contract that gives the counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may sell (write) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

When the Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option, it is exposed to a decline in the price of the underlying security.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund’s exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates. During the period ended September 30, 2015, the Funds did not invest in options

(i) Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time the contract was opened and the value at the time the contract was closed.

The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Custodian or the Fund’s sub-custodian will segregate assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consummation of such forward contract. If the additional segregated assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contract. During the period ended September 30, 2015, the Funds did not invest in forward foreign currency contracts.

(j) Foreign currency translation

The books and records of each Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign currency

10

exchange rates have been included in the unrealized gains (losses) on foreign currency translations within each Fund’s Statement of Operations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.

(k) When-issued securities/TBA securities

Purchasing securities on a “when-issued” basis is a commitment by a Fund to buy a security before the security is actually issued. A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis such as TBA securities. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring the securities unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining the Fund’s NAV. The market value of when-issued or forward delivery securities may be more or less than the purchase price. Certain risks may arise upon entering into when-issued or forward delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date. See each Fund’s Schedule of Investments for a listing of open TBA and when-issued securities.

(l) Real estate investment trusts

The Funds may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.

A shareholder in a Fund, by investing in REITs through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Fund’s Schedule of Investments for REIT securities held as of September 30, 2015.

(m) Mortgage-related and other asset-backed securities

The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their

11

obligations. See each Fund’s Schedule of Investments for mortgage-backed and asset-backed securities held as of September 30, 2015.

(n) Indexed securities

The Funds may invest in indexed securities where the redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Funds use indexed securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(o) Taxes and distributions

The Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”). The Funds intend to distribute substantially all of their net investment income and net realized short-term and long-term gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal and state income or excise tax is necessary.

The Funds’ policy is to declare and pay distributions from net investment income and net realized short-term and long-term gains at least annually. All distributions are paid in shares of the Funds, at NAV, unless the shareholder elects to receive cash distributions. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise taxes on the Funds. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

(p) Allocation of expenses and income

The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among the applicable Funds, taking into consideration, among other things, the nature and type of expense and the relative size of each applicable Fund.

(q) Redemption fees

While none of the Funds’ classes have initial or contingent deferred sales charges on purchases of Fund shares, redemptions of Fund shares held less than 30 days may be assessed a 2% short-term trading fee and recorded as paid-in capital.

4.	Indemnities

In the normal course of business, the Funds enter into contracts that require them to provide a variety of representations or general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

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5.	Fees and other transactions with affiliates

The Advisor provides investment advisory services to each Fund pursuant to an investment management agreement. Pursuant to the investment management agreement, each Fund pays the Advisor a fee for managing the Fund’s investments at an annual rate of:

	Investment Advisory Fee* on Net Assets

	Average net assets up to $750 million	Average net assets in excess of $750 million
Large Cap Growth	0.55%	0.53%
Large Cap Value	0.53%	0.51%

* Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.

Such fees as referenced above are shown in the Advisory fees line in the Statements of Operations. The Advisor provides certain internal administrative services to the Class S, Class Y-1 and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.15%, 0.10% and 0.05% of the average daily net assets of the Class S, Class Y-1 and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, assisting with the processing of purchases and redemptions of shares, preparing and disseminating information and documents for use by beneficial shareholders and monitoring and overseeing non-advisory relationships with entities providing services to the Class S, Class Y-1 and Class Y-2 shares, including the transfer agent. However, Class S, Class Y-1 and Class Y-2 shares have not commenced operations.

The Funds have adopted a plan of marketing and service, or “12b-1 plan” to finance the provision of certain shareholder services to the owners of Class S and Class Y-1 shares of the Funds (collectively referred to as the “plans”). The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Class S and Class Y-1 shares. However, Class S and Class Y-1 shares have not commenced operations.

Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waiver and expense reimbursement, to the extent that such reimbursement of the Advisor by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. For the period ended September 30, 2015, there were no reimbursed expenses recovered by the Advisor from the Funds.

Pursuant to the Funds’ expense reimbursement agreement, the Advisor can recapture certain amounts waived or reimbursed over the past three 12-month periods ended July 31, 2015. The following amounts were available for recapture as of July 31, 2015:

	Expenses Reimbursed in the 12-Months Ended July 31,

	2013	2014	2015
	Subject to Recapture until July 31,
	2016	2017	2018
Large Cap Growth	$206,394	$248,632	$—
Large Cap Value	198,065	240,121	—

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended September 30, 2015, were as follows:
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	Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases
Large Cap Growth	$—	$139,189,267
Large Cap Value	—	144,569,814

Sales
Large Cap Growth	—	129,542,922
Large Cap Value	—	117,658,714

7.	Federal income taxes

As of September 30, 2015, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Growth	$380,019,302	$28,131,746	$(17,008,261)	$11,123,485
Large Cap Value	371,898,060	22,306,679	(36,639,118)	(14,332,439)
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MERCER FUNDS

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817 permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

(a)	Indemnification of the Trustees and officers of the Registrant is provided for in Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust effective May 16, 2005, as filed with the SEC via EDGAR on August 5, 2005;

(b)	Indemnification of the Trustees and officers of the Registrant is provided for in Sections 3 and 4 of an Indemnification Agreement between the Registrant and each indemnified party, effective March 11, 2013, as filed with the SEC via EDGAR on July 28, 2014;

(c)	Investment Management Agreement between the Registrant and Mercer Investment Management, Inc., as provided for in Section 10 of the Agreement, as filed with the SEC via EDGAR on July 28, 2014;

(d)	Each Subadvisory Agreement between Mercer Investment Management, Inc. (formerly, Mercer Global Investments, Inc.), on behalf of the several series portfolios of the Mercer Funds (formerly, MGI Funds), and the individual and respective subadvisors contains terms relevant to this Item 15 within Section 10 of each such agreement, as filed with the SEC via EDGAR on July 28, 2014 with respect to the Subadvisory Agreements with Brandywine Global Investment Management, LLC; Columbia Management Investment Advisers, LLC; HS Investment Management Partners, LLC and O’Shaughnessy Asset Management; LLC; as filed with the SEC via EDGAR on July 28, 2015 with respect to the Subadvisory Agreement with Parametric Portfolio Associates, LLC and as filed with the SEC via EDGAR on April 12, 2016 with respect to the Subadvisory Agreement with AJO, LP;

(e)	Underwriting Agreement between the Registrant and MGI Funds Distributors LLC, as provided for in Section 8 of the Agreement, as filed with the SEC via EDGAR on July 28, 2014;

(f)	Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), as provided for in Section 15 of the Agreement, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005;

(g)	Delegation Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), as provided for in Section 11 of the Agreement, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006; and

(h)	Administration Agreement between the Registrant and State Street Bank and Trust Company, as provided for in Section 6 of the Agreement, as filed with the SEC via EDGAR on July 28, 2014.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the provisions described in response to Item 15, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public

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policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1)	Articles of Incorporation.

(i)	Registrant’s Amended and Restated Agreement and Declaration of Trust, effective as of May 16, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(ii)	Amendment to Registrant’s Amended and Restated Agreement and Declaration of Trust, effective as of May 16, 2005 is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.

(iii)	Registrant’s Certificate of Trust, as filed with the State of Delaware on March 11, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on March 21, 2005.

(iv)	Amendment to Registrant’s Certificate of Trust, as filed with the State of Delaware, is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.

(2)	By-Laws.

(i)	Registrant’s Amended and Restated By-Laws, effective as of May 16, 2005, are incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(3)	Voting Trust Agreements – not applicable.

(4)	Agreement and Plan of Reorganization – filed herewith as Exhibit A to the Information Statement/Prospectus.

(5)	Instruments defining the rights of holders of the securities being registered – included in relevant portions of the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Registrant.

(6)	Investment Advisory Contracts.

(i)	Investment Management Agreement between the Registrant and Mercer Investment Management, Inc., is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(ii)	Amendment to the Investment Management Agreement between the Registrant and Mercer Investment Management, Inc., is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement filed with the SEC via EDGAR on April 12, 2016.

(iii)	Subadvisory Agreement between Mercer Investment Management, Inc. and Brandywine Global Investment Management, LLC, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.
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(iv)	Amendment to the Subadvisory Agreement between Mercer Investment Management, Inc. and Brandywine Global Investment Management, LLC, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement filed with the SEC via EDGAR on April 12, 2016.

(v)	Subadvisory Agreement between Mercer Investment Management, Inc. and Columbia Management Investment Advisers, LLC, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(vi)	Subadvisory Agreement between Mercer Investment Management, Inc. and HS Management Partners, LLC, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(vii)	Subadvisory Agreement between Mercer Investment Management, Inc. and O’Shaughnessy Asset Management, LLC, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(viii)	Amendment to the Subadvisory Agreement between Mercer Investment Management, Inc. and O’Shaughnessy Asset Management, LLC, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement filed with the SEC via EDGAR on April 12, 2016.

(ix)	Subadvisory Agreement between Mercer Investment Management, Inc. and Parametric Portfolio Associates, LLC, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(x)	Subadvisory Agreement between Mercer Investment Management, Inc. and AJO, LP, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement filed with the SEC via EDGAR on April 12, 2016.

(7)	Underwriting Contracts.

(i)	Underwriting Agreement between the Registrant and MGI Funds Distributors, LLC, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(ii)	Amendment to the Underwriting Agreement between the Registrant and MGI Funds Distributors Inc., effective September 23, 2011, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014

(iii)	Amendment to the Underwriting Agreement between the Registrant and MGI Funds Distributors LLC, effective October 12, 2012, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(iv)	Amendment to the Underwriting Agreement between the Registrant and MGI Funds Distributors LLC, effective August 14, 2013, is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed with the SEC via EDGAR on August 14, 2013.

(8)	Bonus, profit sharing, pension or other similar contracts or arrangements – not applicable.

(9)	Custodian Agreements.

(i)	Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank
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and Trust Company) is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(ii)	Amendment to Appendix A of the Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(iii)	Amendment to Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.

(iv)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed with the SEC via EDGAR on August 14, 2013.

(v)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(vi)	Delegation Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(10)	(a)	Rule 18f-3 Plan.

(i)	Amended Multiple Class Plan pursuant to Rule 18f-3, effective August 14, 2013, on behalf of each series of the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed with the SEC via EDGAR on August 14, 2013.

(11)	Opinion and Consent of Dechert LLP regarding legality of issuance of shares and other matters – filed herewith.

(12)	The Form of Opinion and Consent of Dechert LLP regarding tax matters – filed herewith.

(13)	Other materials contracts.

(1)	Administration Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), dated as of August 12, 2005, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	First Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company (successor by merger to Investors Bank & Trust Company), effective as of January 1, 2008, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(ii)	Second Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, effective as of July, 1, 2011, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(iii)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of October 12, 2012, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.
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(iv)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of August 14, 2013, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(v)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of December 4, 2013, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(vi)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of December 2, 2014, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(2)	Amended and Restated Administrative Services Agreement between the Registrant and Mercer Investment Management, Inc., dated as of August 14, 2013, is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed with the SEC via EDGAR on August 14, 2013.

(3)	Transfer Agency Services Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2013.

(i)	Amendment to Transfer Agency Services Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed with the SEC via EDGAR on August 14, 2013.

(ii)	Amendment to Transfer Agency Services Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(4)	Selling/Services Agreement between the Registrant and MGI Funds Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(i)	Amendment to Selling/Services Agreement between the Registrant and MGI Funds Distributors, Inc., is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011

(5)	Indemnification Agreement between the Registrant and each indemnified party, effective March 11, 2013, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(14)	Other opinions - Consent of Independent Registered Public Accounting Firm – filed herewith.

(15)	Omitted financial statements – not applicable.

(16)	Powers of Attorney - filed herewith.
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ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Boston, and Commonwealth of Massachusetts, on the 25th day of April, 2016.

Mercer Funds

By:	/s/ Scott M. Zoltowski
Scott M. Zoltowski Vice President, Chief Legal Officer and Secretary

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed by the following persons in the capacities indicated on the 25th day of April, 2016.

Signature	Title	Date

Harrison M. Bains, Jr. *	Trustee	April 25, 2016
Harrison M. Bains, Jr.

Adela M. Cepeda *	Trustee	April 25, 2016
Adela M. Cepeda

Gail A. Schneider *	Trustee	April 25, 2016
Gail A. Schneider

Richard L. Nuzum *	Trustee and President and Chief Executive Officer	April 25, 2016
Richard L. Nuzum

/s/ Janice Desmond	Chief Financial Officer and Treasurer	April 25, 2016
Janice Desmond

* By:	/s/ Scott M. Zoltowski
Scott M. Zoltowski, Attorney-in-Fact (Pursuant to Powers of Attorney filed herewith)

Exhibit List

Exhibit No.	Description of Exhibit

11	Opinion and Consent of Dechert LLP regarding legality of issuance of shares and other matters

12	Form of Opinion and Consent of Dechert LLP regarding tax matters

14	Consent of Independent Registered Public Accounting Firm

16	Powers of Attorney
2